Exhibit 4.1

Dated December 16, 2004

KfW
as Issuer

and

DEUTSCHE BANK AKTIENGESELLSCHAFT
as registrar and paying agent
in respect of the Issuer’s global bonds denominated in Euro

and

DEUTSCHE BANK TRUST COMPANY AMERICAS
as registrar and paying agent
in respect of the Issuer’s global notes denominated in U.S. dollars and in respect of the Issuer’s global notes denominated in currencies other than Euro and U.S. dollars

AMENDED AND RESTATED
AGENCY AGREEMENT

HENGELER MUELLER
Frankfurt am Main

THIS AGREEMENT is made on December 16, 2004 BETWEEN:

(1)	KfW (the “Issuer”),

(2)	DEUTSCHE BANK AKTIENGESELLSCHAFT (“Deutsche Bank”), and

(3)	DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”).

WHEREAS:

(A)	The Issuer, Deutsche Bank and DBTCA have entered into an Agency Agreement dated January 16, 2003 as amended and restated by the Amended and Restated Agency Agreement dated October 7, 2004 recording the arrangements between them in relation to the offering and selling from time to time of global notes by the Issuer denominated in Euro (“Euro-Bonds”), United States dollars (“USD-Notes”) and Canadian dollars (the “Agency Agreement”).

(B)	The Issuer intends to offer and sell from time to time in addition to its Euro-Bonds and USD-Notes global notes denominated in any currency other than Euro and USD as designated from time to time in the Conditions applicable to a particular issue of Notes, including Canadian dollars (the “Designated Currency”).

(C)	The Issuer wishes to engage Deutsche Bank as registrar and paying agent in respect of its Euro-Bonds and DBTCA to act in a similar capacity in respect of its USD-Notes and its Notes denominated in a Designated Currency (“Designated Currency-Notes”).

(D)	The parties hereto wish to record the relevant arrangements made between them in respect of said functions of Deutsche Bank and DBTCA and to amend and restate the Agency Agreement as set out herein.

IT IS HEREBY AGREED as follows:

1.	AMENDMENT AND RESTATEMENT; DEFINITIONS AND INTERPRETATION

1.1 The parties hereto agree that, with effect from the date hereof, the Agency Agreement shall for all purposes be amended and restated in the form of this Agreement.

1.2 The following terms shall, unless the context otherwise requires, have the respective meanings indicated below:

“Agent(s)” means the Euro Registrar, the Euro Paying Agent, the U.S. Registrar, the U.S. Paying Agent, the Registrar for Designated Currencies and the Paying Agent for Designated Currencies.

“Clearing System(s)” means CBF and DTC, and “Relevant Clearing System” means, in the case of Euro-Bonds, CBF and DTC and, in the case of USD-Notes and Designated Currency-Notes, DTC.

“Conditions” means the terms and conditions applicable to a particular issue of Euro-Bonds, USD-Notes or Designated Currency-Notes, and “Master Conditions” means the forms of the terms and conditions set out in Schedule 1A (in respect of Euro-Bonds), Schedule 1B (in respect of USD-Notes) and Schedule 1C (in respect of Designated Currency-Notes) attached hereto.

“Global Certificate(s)” means the CBF Global Certificate and the DTC Global Certificate(s) representing a particular issue of Euro-Bonds and the Global Certificate(s) representing a particular issue of USD-Notes or Designated Currency-Notes.

“Master Global Certificates” means the forms of Global Certificates set out in Schedule 2A (in respect of Euro-Bonds), Schedule 2B (in respect of USD-Notes) and Schedule 2C (in respect of Designated Currency-Notes) attached hereto.

“Note(s)” means any of the Euro-Bonds, the USD-Notes or the Designated Currency-Notes or all of them.

“Paying Agent(s)” means any of the Euro Paying Agent, the U.S. Paying Agent or the Paying Agent for Designated Currency-Notes or all of them, and “Relevant Paying Agent” means the Paying Agent who acts as Paying Agent for a particular issue of Notes.

“Registrar(s)” means any of the Euro Registrar, the U.S. Registrar or the Registrar for Designated Currency-Notes or all of them, and “Relevant Registrar” means the Registrar who acts as Registrar for a particular issue of Notes.

“Supplemental Agency Agreement” means an agreement in or substantially in the form of Schedule 3 attached hereto (or in such other form as the parties thereto may agree) which shall be supplemental to this Agreement.

1.3    Terms not defined in this Agreement shall have the same meanings as in the Master Conditions. Any reference herein to “Frankfurt” shall be a reference to Frankfurt am Main, Federal Republic of Germany (“Germany”) and any reference herein to “New York” shall be a reference to New York City in the State of New York, United States of America (“USA”). Any reference herein to the “Principal Financial Centre of the Designated Currency” shall be a reference to the principal financial centre of the Designated Currency if and to the extent so specified in § 5(1)(b) of the Conditions of relevant Designated Currency-Notes.

2. APPOINTMENTS

2.1	The Issuer hereby appoints:

2.1.1	Deutsche Bank to act as Registrar and Paying Agent in respect of Euro-Bonds of the Issuer (in such respective capacities the “Euro Registrar” and the “Euro Paying Agent”);

2.1.2.	DBTCA to act as Registrar and Paying Agent in respect of USD-Notes of the Issuer (in such respective capacities, the “U.S. Registrar” and the “U.S. Paying Agent”); and

2.1.3.	DBTCA to act as Registrar and Paying Agent in respect of Designated Currency-Notes of the Issuer (in such respective capacities, the “Registrar for Designated Currency-Notes” and the “ Paying Agent for Designated Currency-Notes”).

2.2    Deutsche Bank and DBTCA hereby accept their respective appointments, and agree to act in such capacities, on the terms and conditions set out in this Agreement, the Conditions of the relevant Notes and any Supplemental Agency Agreement.

2.3    The Euro Paying Agent agrees to perform its obligations hereunder through DBTCA, to the extent that this is necessary or appropriate in order to make payments to the registered holder of the DTC Global Certificate(s).

2.4    Where Notes are intended to be listed on the Luxembourg Stock Exchange, Deutsche Bank agrees to procure the appointment of a Luxembourg listing and paying agent (for as long as such appointment is required by the rules of the Luxembourg Stock Exchange).

3.	SUPPLEMENTAL AGENCY AGREEMENTS; THE NOTES

3.1    On or before the Closing Date (Clause 3.2) for any issue of Notes, the Issuer and the Relevant Agent shall enter into a Supplemental Agency Agreement subjecting such Notes to the provisions of this Agreement. The form(s) of the Global Certificate(s) and of the Conditions applicable to the Notes shall be appended to the Supplemental Agency Agreement.

3.2    Any issue of Notes will be represented by one or more Global Certificates as shall be specified in the Conditions. The Conditions shall be attached to, or endorsed upon, each Global Certificate. Each Global Certificate shall be signed manually by two authorized representatives of the Issuer and dated the date for payment of the net subscription amount for the Notes to the Issuer (the "Closing Date”). Each Global Certificate shall be authenticated manually by or on behalf of the Relevant Registrar.

3.3    The parties expect that the Global Certificate(s) and the Conditions will generally be substantially in the form of the Master Global Certificates and the Master Conditions.

4.	PAYING AGENCY

4.1    In order to provide for the payment of the principal of, and interest on, the Notes, as such payment shall become due and payable the Issuer shall:

4.1.1	in the case of Euro-Bonds pay to the Euro Paying Agent the amount in Euro of interest on, or principal of, all the Notes outstanding or maturing on such due date in same day funds by 10.00 a.m. in Frankfurt on each payment date to such account at such bank in Frankfurt as the Euro Paying Agent may specify;

4.1.2	in the case of USD-Notes pay to the U.S. Paying Agent the amount in USD of interest on, or principal of, all the Notes outstanding or maturing on such due date in same day funds by 10.00 a.m. in New York on each payment date to such account at such bank in New York as the U.S. Paying Agent may specify;

4.1.3	in the case of Designated Currency-Notes pay to the Paying Agent for Designated Currencies-Notes the amount in the Designated Currency of interest on, or principal of, all the Notes outstanding or maturing on such due date in same day funds by 10.00 a.m. or such other time as may be specified by the Paying Agent for Designated Currency-Notes with three Frankfurt and New York Business Days prior notice to the Issuer in the Principal Financial Centre of the Designated Currency on each payment date to such account at such bank in the Principal Financial Centre of the Designated Currency as the Paying Agent for Designated Currency-Notes may specify.

The Issuer hereby authorizes and directs the Relevant Paying Agent, from the amounts so paid to it to make payment of the principal of, and interest on, the Notes, as specified in Clause 4.3 below, on the relevant payment date as set forth in the Conditions.

The Relevant Paying Agent shall give payment instructions by facsimile or authenticated SWIFT message to the Issuer not later than five Frankfurt Business Days prior to each payment date stating the amount of principal and/or interest payable by the Issuer on the payment date and the account and bank to which payment is to be made.

4.2    If for any reason (other than negligence or wilful misconduct on the part of the Relevant Paying Agent or its officers, employees or agents) the Relevant Paying Agent does not, by the time specified in Clause 4.1, receive unconditionally the full amount payable by the Issuer on the relevant payment date in respect of all the outstanding Notes, the Relevant Paying Agent shall forthwith notify the Issuer by facsimile and shall not be bound to make any payment of principal or interest in respect of the Notes until it has received to its order the full amount of the moneys then due and payable in respect of all the outstanding Notes, provided, however, that if the Relevant Paying Agent shall, in its discretion, make any payment of principal or interest on or after the payment date therefor in respect of the Notes prior to its unconditional receipt of the full amount payable in respect of all outstanding Notes, the Issuer will promptly pay such amount to the Relevant Paying Agent and shall compensate the Relevant Paying Agent at an agreed-upon rate for the use of such funds.

4.3    Out of the sums paid to the Euro Paying Agent in respect of interest and principal on the Euro-Bonds, the Paying Agent shall make payment to CBF in Euro and to the registered holder of the DTC Global Certificate(s) as stipulated in Clause 8.1 and 8.2 below, in the amounts specified in the payment provisions of the Conditions. The Paying Agent shall obtain from the Registrar, and the Registrar shall supply, such details as are required for the Paying Agent to make payment as stated above.

Out of the sums paid to the U.S. Paying Agent in respect of interest and principal on the USD-Notes, the U.S. Paying Agent shall make payment to the registered holder of the Global Certificate(s) as specified in the Conditions.

Out of the sums paid to the Paying Agent for Designated Currency-Notes in respect of interest and principal on the Designated Currency-Notes, such Paying Agent shall make payments to the registered holder of the Global Certificate(s) as stipulated in Clause 8.3 and 8.4 below in the amounts specified in the payment provisions of the Conditions.

4.4    Without prejudice to the obligations of the Issuer to make payments in accordance with the provisions of Clause 4.1, if payment of the appropriate amount shall be made by or on behalf of the Issuer later than the time specified in Clause 4.1, but otherwise in accordance with the provisions thereof, the Relevant Paying Agent shall forthwith give notice to CBF and DTC that it has received such amount. Promptly after the receipt of the appropriate amount the Relevant Paying Agent shall make or cause to be made payments as provided in Clauses 4.1 and 4.3.

4.5    If the Issuer should default in the payment of principal under the Notes, the Relevant Paying Agent agrees, upon consultation with the Issuer, to calculate the default rate of interest, from time to time applicable, referred to in the interest provisions of the Conditions.

4.6    In respect of moneys paid to it relating to any Notes, the Relevant Paying Agent

4.6.1	shall not be entitled to exercise any lien, right of set-off or similar claim, and

4.6.2	shall not be liable for interest thereon.

4.7    All payments by the Relevant Paying Agent hereunder shall be made without the Relevant Paying Agent charging any commission, fee or cost to CBF or DTC or to any Holders, except as expressly provided for in the payment provisions of the Conditions.

5.	DOCUMENTS FOR INSPECTION AND PUBLICATION OF NOTICES

5.1    On behalf and at the request and expense of the Issuer, the Relevant Paying Agent shall cause to be published any notices required to be given by the Issuer in accordance with the Conditions.

5.2    The Issuer shall provide to the Relevant Paying Agent sufficient copies of all documents required by the Conditions to be available for issue or inspection, and the Relevant Paying Agent shall make such copies available to Holders upon their request.

5.3    The Issuer shall provide the Relevant Paying Agent with a copy (prior to publication) of all notices to be issued in connection with the Notes.

6.	CANCELLATION OF NOTES

6.1    Promptly upon the Issuer’s request, the Relevant Registrar shall take all measures necessary to cancel any Notes which the Issuer has repurchased or whose maturity has been accelerated pursuant to the Conditions and which the Issuer has transferred for that purpose to the Registrar’s account with the Relevant Clearing System. The Relevant Registrar shall cause any such Notes (i) when represented by a CBF Global Certificate, to be cancelled in accordance with the procedures established for that purpose by CBF, resulting in a reduction in the aggregate amount of Notes represented by such CBF Global Certificate by the aggregate amount of Notes so cancelled, and (ii) when represented by a Global Certificate in the case of USD-Notes and Designated Currency-Notes or a DTC Global Certificate in the case of Euro-Bonds, to be cancelled in accordance with the procedures established for that purpose by DTC, resulting in a reduction in the aggregate amount of Notes represented by such Global Certificates by the aggregate amount of Notes so cancelled.

6.2    On the same day such cancellation is effected, the Relevant Registrar shall record such cancellation of Notes on the Register in such a way that the aggregate amount of Notes cancelled at any time together with the aggregate principal amount of Notes then outstanding and represented by the Global Certificate shall equal the aggregate principal amount of Notes originally issued by the Issuer.

6.3    The Relevant Registrar shall furnish the Issuer within ten Frankfurt Business Days from the date of such cancellation with a certificate of cancellation signed by an authorized officer confirming cancellation of such Notes and the corresponding reduction of the relevant Global Certificate.

7.	DUTIES OF THE REGISTRAR

7.1    The Euro Registrar shall maintain the Register pertaining to Euro-Bonds in Frankfurt , the U.S. Registrar shall maintain the Register pertaining to USD-Notes in New York, and the Registrar for the Designated Currency-Notes shall maintain the Register pertaining to Designated Currency-Notes in New York, in each case in accordance with the Conditions. The respective Register shall show the aggregate amount of Notes represented by each Global Certificate at the date of issue and all subsequent transfers and exchanges involving a change in such amounts and the names of the Relevant Clearing System or its nominee (each a "Payee”). On the first Frankfurt Business Day after the Record Date for any interest payment on the Euro-Bonds, the Euro Registrar shall send the payment details in respect of the Payee and the Euro accounts to which transfers should be made to the Euro Paying Agent. On the first New York Business Day after the Record Date for any interest payment on the USD-Notes, the U.S. Registrar shall send the payment details in respect of the Payee and the Dollar accounts to which transfers should be made to the U.S. Paying Agent. On the first New York Business Day after the Record Date for any interest payment on the Designated Currency-Notes, the Registrar for Designated Currency-Notes shall send the payment details in respect of the Payee and the Designated Currency accounts to which transfers should be made to the Paying Agent for Designated Currency-Notes.

7.2    For purposes of transfers of Euro-Bonds between DTC and CBF, the Euro Registrar shall establish a clearing account for the deposit and reimbursement of settlement proceeds; any moneys deposited in such account are to be disbursed by the Euro Registrar in settlement of such transfers. Transfers or exchanges of Euro-Bonds will be made in accordance with the Conditions, the procedures established for this purpose between CBF, DTC and the Euro Registrar and CBF’s and DTC’s regulations applicable to such transfers or exchanges. Any such transfer or exchange which results in a change to the aggregate principal amount of Euro-Bonds held by CBF and DTC are required to be notified by CBF and DTC to the Registrar as a transfer from one Global Certificate to the other. The Euro Registrar shall enter promptly details of the transfer or exchange in the Register pertaining to the Euro-Bonds, which entry shall, without further action, cause the aggregate principal amounts represented by each Global Certificate to be amended accordingly.

7.3    The Relevant Registrar shall ensure that no transfers or exchanges of Euro-Bonds shall take place during the period commencing on the Record Date and ending on the related payment date (both dates inclusive) as provided in the Conditions.

7.4    Each Registrar shall at all reasonable times during office hours make the relevant Register available to the Issuer and the Paying Agent or any person authorized by either of them for inspections and for the taking of copies thereof or extracts therefrom, and the Registrar shall deliver to such persons information contained in the Register or relating to the Notes as they may reasonably request.

8.	PAYMENTS TO DTC HOLDERS IN RESPECT OF EURO-BONDS AND PAYMENTS TO HOLDERS IN RESPECT OF DESIGNATED CURRENCY-NOTES

8.1    All amounts of principal and interest due in respect of the Euro-Bonds which are represented by the DTC Global Certificate (each a “DTC EUR Amount”) shall be paid in U.S. dollars (each such payment being referred to herein as a “Dollar Payment”), unless

DTC has advised that the relevant Holder has made an effective election to receive all or a portion of its payment in Euro outside DTC (each a “Euro Payment”) in accordance with the procedures described in the payment provisions of the Conditions.

8.2    The Euro Paying Agent shall, from each DTC EUR Amount received by it, make Dollar Payments and Euro Payments in accordance with the payment provisions of the Conditions.

8.3    All amounts of principal and interest due in respect of the Designated Currency-Notes (each a "DTC Designated Currency Amount”) shall be paid in U.S. dollars (each such payment being referred to herein as a “Dollar Payment”), unless DTC has advised that the relevant Holder has made an effective election to receive all or a portion of its payment in the Designated Currency outside DTC (each a “Designated Currency Payment”) in accordance with the procedures described in the payment provisions of the Conditions.

8.4    The Paying Agent for Designated Currency-Notes shall, from each DTC Designated Currency Amount received by it, make Dollar Payments and Designated Currency Payments in accordance with the payment provisions of the Conditions.

9.	CONDITIONS OF APPOINTMENT

9.1    The Issuer will pay to the Agents a remuneration for all services rendered by the Agents in connection with the Notes and reimburse the Agents for the expenses incurred in connection with their appointment or the exercise of their powers and duties hereunder; all as separately agreed upon by the Agents and the Issuer.

9.2    The Issuer will indemnify and hold harmless each of the Agents against any loss, liability or expense which it may incur or which may be made against it arising out of or in connection with its appointment or the exercise of its power and duties hereunder, except such as may result from such Agent’s own negligence or willful misconduct or that of its officers, employees or agents.

9.3    Each Agent will indemnify and hold harmless the Issuer against any loss, liability or expense incurred by the Issuer resulting from the negligence or willful misconduct on the part of such Agent (or such Agent’s officers, employees or agents) and arising out of or in connection with such Agent’s duties hereunder.

9.4    Any Agent may consult with legal and other professional advisers selected in good faith and satisfactory to it, and the legal or other professional opinion of such advisers, as the case may be, shall be full and complete protection in respect of any action taken, omitted or suffered hereunder in good faith and in accordance with such opinion.

9.5    Each of the Agents shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction or communication from the Issuer or any document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties, except as may result from its own negligence or willful misconduct or that of its officers, employees or agents.

9.6    In acting hereunder and in connection with the Notes, the Agents do not assume any relationship of agency or trust for the Holders, and shall not have any obligation towards them; except that all funds held by the Paying Agent for payment of principal of or interest on the Notes shall be held exclusively for the benefit of and for payment to the Holders, but need not be segregated from other funds, except as required by law and as set forth herein and in the Conditions, and shall be applied as set forth herein and in the Conditions.

9.7    Nothing herein shall be deemed to require any Agent to advance its own funds in the performance of its duties hereunder.

10.	CHANGES IN AGENTS

10.1    Any Registrar or Paying Agent in its capacity as such may be removed at any time by the giving to it of at least 30 days’ written notice to that effect signed on behalf of the Issuer specifying the date on which such removal shall become effective. Any Registrar or Paying Agent may at any time resign by giving at least 90 days’ written notice (unless the Issuer agrees to accept less notice) to that effect to the Issuer specifying the date on which such resignation shall become effective. Notwithstanding the foregoing, no such resignation or removal shall take effect within 30 days before or after any payment date and, in the case of the resignation or removal of any Registrar or Paying Agent, as the case may be, shall not take effect until a new Registrar or Paying Agent, as the case may be, has been appointed by the Issuer as hereinafter provided, and such Agent has accepted such appointment. Any change in any Agent shall be notified by the Issuer to the other Agents. The Issuer agrees with each Agent that if by the day falling 10 days before the expiry of any notice, the Issuer has not appointed a successor Agent, the Agent shall be entitled on behalf of the Issuer to appoint as a successor Agent in its place a reputable financial institution.

10.2    Upon its resignation or removal taking effect, the Paying Agent shall hold all moneys deposited with or held by it hereunder in respect of the Notes to the order of the successor Paying Agent, but shall have no other duties or responsibilities hereunder and shall be entitled to the payment by the Issuer of its remuneration for services rendered hereunder and to the reimbursement of its expenses incurred up to its resignation or removal taking effect in accordance with the terms of Clause 9.1.

10.3    In case at any time any Registrar or Paying Agent shall resign or shall be removed, the successor Registrar or Paying Agent may be appointed by the Issuer by an instrument in writing given to the successor Registrar or Paying Agent. Upon the appointment of such successor Registrar or Paying Agent and acceptance by it of such appointment, the Registrar or Paying Agent so superseded shall cease to be a Registrar or Paying Agent hereunder.

10.4    Any successor Registrar or Paying Agent appointed hereunder shall execute and deliver to the Issuer an instrument accepting such appointment and, without any further act, deed or conveyance, it shall become vested with all the authorities, rights, powers, immunities, duties and obligations of such predecessor with like effect as if originally named as Registrar or Paying Agent in accordance with this Agreement, and such predecessor Paying Agent, if any, upon payment by the Issuer of any amounts due and payable to any Agent pursuant to this Agreement, shall thereupon become obliged to deliver and pay over to any such successor Paying Agent, and any such successor Paying Agent shall be entitled to receive, all moneys, documents and records held by it hereunder. On the termination of its appointment a Registrar or Paying Agent shall pass all records and documents held by it pursuant to this Agreement to the respective successor Agent.

10.5    Each Agent shall give not less than 30 days’ notice to the Issuer of any proposed change in its specified office.

10.6    The Issuer shall ensure that prompt notice of any such proposed appointment, termination, resignation or change of specified office is given to the Payees and, in accordance with § 10 of the Conditions, to the Holders.

11.	NOTICES

11.1    Unless hereunder otherwise specifically provided, any order, notice, request, direction or other communication from the Issuer made or given in relation to the Notes under any provision of this Agreement shall be sufficient if it is signed by two duly authorized officers of the Issuer, and delivered by the Issuer to the Registrar and the Paying Agent.

11.2    Notices shall be addressed to the relevant party hereto as follows:

(a)	If to the Issuer:

KfW
Palmengartenstrasse 5-9
D-60325 Frankfurt am Main
Federal Republic of Germany

	Telefax:	0049 69 7431 2193
	Attention:	Bereich FM

(b)	If to the Euro Registrar:

Deutsche Bank Aktiengesellschaft
Grosse Gallusstrasse 10-14
D-60272 Frankfurt am Main
Federal Republic of Germany

	Telephone:	0049 69 910 43534
	Telefax:	0049 69 910 41527
	Attention:	Trust and Security Services

(c)	If to the Euro Paying Agent:

Deutsche Bank Aktiengesellschaft
Grosse Gallusstrasse 10-14
D-60272 Frankfurt am Main
Federal Republic of Germany

	Telephone:	0049 69 910 33271
	Telefax:	0049 69 910 38672
	Attention:	Trust and Security Services

(d)	If to the U.S. Registrar or the Registrar for Designated Currency-Notes:

Deutsche Bank Trust Company Americas
60 Wall Street
MS NYC60-2515
New York, NY 10005

	Telefax:	001 212 797 8614
	Attention:	Trust and Security Services

(e)	If to the U.S. Paying Agent or the Paying Agent for Designated Currency- Notes:

Deutsche Bank Trust Company Americas
60 Wall Street
MS NYC60-2515
New York, NY 10005

	Telefax:	001 212 797 8614
	Attention:	Trust and Security Services

or at any other address of which any of the foregoing shall have notified the others in accordance with this Clause 11.2.

12.	MISCELLANEOUS

12.1    This Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective provision contained herein, or in any manner which the parties hereto may mutually deem necessary or desirable and which shall not be inconsistent with the Notes and which shall not, in their opinion, be materially prejudicial to the interest of the Holders.

12.2    This Agreement shall in all respects be governed by and construed in accordance with German law.

12.3    Any action or other legal proceedings arising out of or in connection with this Agreement shall be brought in the District Court (Landgericht) in Frankfurt am Main.

This Agreement has been entered into on the date stated at the beginning.

KfW

/s/ Jochen Leubner	/s/ Wolf-Ingo Gobin
Jochen Leubner	Wolf-Ingo Gobin

DEUTSCHE BANK AKTIENGESELLSCHAFT

/s/ Keith Barclay	/s/ Vivien Wichmann
Keith Barclay	Vivien Wichmann

DEUTSCHE BANK TRUST COMPANY AMERICAS

/s/ Keith Barclay	/s/ Vivien Wichmann
Keith Barclay	Vivien Wichmann

Schedule 1A

Non-binding English Translation of the
TERMS AND CONDITIONS OF THE EURO-BONDS

§ 1
General Provisions

(1)    Principal Amount and Denomination. The issue of the • % Global Bonds due   •   of KfW, Frankfurt am Main, Federal Republic of Germany (the “Issuer”) in the aggregate principal amount of

Euro •

is divided into • million bonds in the principal amount of Euro 1,000 each which rank pari passu among themselves (the “Bonds”).

(2)    Certification and Custody. The Bonds are represented by two or more permanent global certificates without interest coupons. One of the permanent global certificates (the “CBF Global Certificate”) will be kept in custody by Clearstream Banking AG, Frankfurt am Main (“CBF”) until all obligations of the Issuer under the Bonds have been satisfied. The CBF Global Certificate is issued in bearer form and represents the Bonds kept in custody for financial institutions that are accountholders of CBF, including such Bonds which are held through Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”) and Clearstream Banking, société anonyme, Luxembourg, each of which maintains an account with CBF, and further including such Bonds which are held through any other clearing system which maintains an account with CBF. The other permanent global certificate (the “DTC Global Certificate”) will be kept in custody by Deutsche Bank Trust Company Americas (“DBTCA”), or any successor, as custodian for The Depository Trust Company, New York (“DTC”) until all obligations of the Issuer under the Bonds have been satisfied. The DTC Global Certificate is issued in registered form in the name of Cede & Co., as nominee of DTC, and represents the Bonds kept in custody for financial institutions that are participants in DTC. The CBF Global Certificate and the DTC Global Certificate shall each be manually signed by two authorized representatives of the Issuer and shall each be manually authenticated by or on behalf of the Registrar. Together, the Bonds represented by the CBF Global Certificate and the DTC Global Certificate, respectively, will equal the aggregate principal amount of the Bonds outstanding at any time. The amount of Bonds represented by each of the CBF Global Certificate and the DTC Global Certificate is evidenced by the register (the “Register”) maintained for that purpose by the Registrar (§ 8). Definitive certificates representing individual Bonds and interest coupons shall not be issued. Copies of the CBF Global Certificate and the DTC Global Certificate are available free of charge at the Paying Agent (§ 8).

(3)    Transfer. Transfers of Bonds shall require appropriate entries in securities accounts.

Transfers of Bonds between CBF accountholders on the one hand and DTC participants on the other hand and exchanges of Bonds pursuant to subsection (4) may not be effected during the period commencing on the Record Date (§ 5(2)) and ending on the related payment date (both dates inclusive).

(4)    Exchange. The Bonds represented by the DTC Global Certificate may be exchanged for Bonds represented by the CBF Global Certificate and vice versa. Such exchanges shall be recorded on the Register and shall be effected by an increase or a reduction in the aggregate amount of Bonds represented by the DTC Global Certificate by the aggregate principal amount of Bonds so exchanged and a corresponding reduction or increase in the aggregate amount of Bonds represented by the CBF Global Certificate.

§ 2
Status

The Bonds constitute unsecured and unsubordinated obligations of the Issuer and rank pari passu with all other present and future unsecured and unsubordinated obligations of the Issuer, but subject to any applicable mandatory statutory exceptions.

§ 3
Interest

(1)    [In case of Notes with fixed interest rate: Interest Rate and Due Dates. The Bonds bear interest at the rate of • % per annum as from •. The Bonds shall cease to bear interest upon the end of the day preceding the day on which they become due for redemption. Interest shall be payable annually in arrears on • of each year. The first interest payment date will be • for the period commencing on • (inclusive) and ending on • (exclusive). The interest amount for this period shall total Euro • for the aggregate principal amount of Euro •.]

[In case of Notes with an interest rate other than a fixed rate set forth details of calculation and determination of such interest rate in full here.]

(2)    Late Payment. Should the Issuer fail to redeem the Bonds on the due date therefor, interest on the Bonds shall, subject to the provisions of § 5(3), continue to accrue beyond the due date until actual redemption of the Bonds at the default rate of interest established by law.

(3)    Accrued Interest. If it is necessary to compute interest for a period of other than a full year, interest shall be calculated on the basis of the actual/actual interest determination method.

§ 4
Maturity, [Early Redemption,] Repurchase

(1)    The Bonds shall be redeemed at par on •. Subject to the provisions of [subsection (2) and]§ 7, neither the Issuer nor any holder of a Bond (each a “Holder”) shall be entitled to redeem the Bonds prior to their stated maturity.

[(2)    The Notes may be redeemed, as a whole but not in part, on • at the option of the Issuer upon not less than • New York and Frankfurt Business Days (§ 5(3)) prior written notice given in accordance with § 10, at a redemption price equal to • % of the principal amount of the Notes, together with interest accrued to, but excluding, •.]

(•)    The Issuer may at any time purchase and resell Bonds in the open market or otherwise.

§ 5
Payments

(1)    Payments. (a) Payments of principal of, and interest on, the Bonds shall be made on the relevant payment date (subsection (4)) to CBF in Euro and to the registered holder of the DTC Global Certificate in U.S. dollars or Euro as set forth below. The amount of payments to CBF and to the registered holder of the DTC Global Certificate, respectively, shall correspond to the aggregate principal amount of Bonds represented by the CBF Global Certificate and the DTC Global Certificate, as established by the Registrar (§ 8) at the close of business on the relevant Record Date (subsection (2)). Payments of principal shall be made upon surrender of the CBF Global Certificate and the DTC Global Certificate, as the case may be, to the Paying Agent (§ 8).

(b)    Any Holder holding Bonds through DTC (a “DTC Holder”) shall receive payments of principal and interest in respect of the Bonds in U.S. dollars, unless such DTC Holder elects to receive payments in Euro in accordance with the procedures set out below. To the extent that DTC Holders shall not have made such election in respect of any payment of principal or interest, the aggregate amount designated for all such DTC Holders in respect of such payment (the “Euro Conversion Amount”) shall be converted by the Paying Agent into U.S. dollars and paid by wire transfer of same day funds to the registered holder of the DTC Global Certificate for payment through DTC’s settlement system to the relevant DTC participants. All costs of any such conversion shall be deducted from such payments. Any such conversion shall be based on the bid quotation of the Paying Agent, at or prior to 11:00 a.m. New York time, on the second New York Business Day (subsection (3)) preceding the relevant payment date, for the purchase by the Paying Agent of the Euro Conversion Amount with U.S. dollars for settlement on such payment date. If such bid quotation is not available, the Paying Agent shall obtain a bid quotation from a leading foreign exchange bank in New York City selected by the Paying Agent for such purpose. If no bid quotation from a leading foreign exchange bank is available, payment of the Euro Conversion Amount will be made in Euro to the account or accounts specified by DTC to the Paying Agent. Until such account or accounts are so specified, the funds still held by the Paying Agent shall bear interest at the rate of interest quoted by the Paying Agent for deposits with it on an overnight basis, to the extent that the Paying Agent is reasonably able to reinvest such funds.

(c)    Any DTC Holder may elect to receive payment of principal and interest with respect to the Bonds in Euro by causing DTC, through the relevant DTC participant, to notify the Paying Agent by the time specified below of (i) such DTC Holder’s election to receive all or a portion of such payment in Euro and (ii) wire transfer instructions to a Euro account. Such election in respect of any payment shall be made by the DTC Holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable. DTC’s notification of such election, wire transfer instructions and of the amount payable in Euro pursuant to this subsection (1)(c) must be received by the Paying Agent prior to 5:00 p.m. New York time on the fifth New York Business Day (subsection (3)) following the relevant Record Date (subsection (2)) in the case of interest and prior to 5:00 p.m. New York time on the eighth New York Business Day prior to the payment date (subsection (4)) for the payment of principal. Any payments under this subsection (1)(c) in Euro shall be made by wire transfer of same day funds to Euro accounts designated by DTC.

(d)    All payments made by the Issuer to CBF and to, or to the order of, the registered holder of the DTC Global Certificate, respectively, shall discharge the liability of the Issuer under the Bonds to the extent of the sums so paid.

(2)    Record Date. The record date (the “Record Date”) for purposes of transfer restrictions (§ 1(3)) and payments (subsection (1)) of principal and interest shall be, in respect of each such payment, the earlier of the following dates: (a) the date determined in accordance with the conventions observed by CBF from time to time for the entitlement of CBF accountholders to payments in respect of debt securities denominated in Euro and represented by permanent global certificates, and (b) the tenth New York Business Day (subsection (3)) preceding the relevant due date.

(3)    Business Days. If any due date for payment of principal or interest in Euro in respect of any Bonds is not a Frankfurt Business Day, such payment will not be made until the next following Frankfurt Business Day, and no further interest shall be paid in respect of the delay in such payment. If any due date for payment of principal or interest in U.S. dollars to the registered holder of the DTC Global Certificate is not a Frankfurt Business Day or not a New York Business Day, such payment will not be made until the next day which is both a Frankfurt Business Day and a New York Business Day, and no further interest shall be paid in respect of the delay in such payment. “Frankfurt Business Day” means any day (other than a Saturday or Sunday) on which credit institutions are open for business in Frankfurt am Main. “New York Business Day” means any day on which banking institutions in New York City are not obliged and not authorised to close.

(4)    Payment Date and Due Date. For the purposes of these Terms and Conditions “payment date” means the day on which the payment is actually to be made, where applicable as adjusted in accordance with subsection (3), and “due date” means the payment date provided for herein, without taking account of any such adjustment.

(5)    Substitution of Paying Agent. The Paying Agent may, in respect of its functions and duties under subsections 1(a), (b) and (c) of this § 5, substitute for itself its affiliate DBTCA.

§ 6
Taxation

All payments by the Issuer in respect of the Bonds shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such deduction or withholding, the Issuer shall not be required to pay any additional amounts in respect of the Bonds.

§ 7
Termination for Default

Any Holder may, at his option, declare Bonds held by him due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment if the Issuer shall fail to pay any amount payable hereunder within 30 days from the relevant due date. The right to declare Bonds due shall cease if the Holder has received the relevant payment before the Holder has exercised such right. Any notice declaring Bonds due shall be made by means of a written notice to be delivered by hand or registered mail to the Issuer together with proof that such Holder at the time of such notice is a holder of the relevant Bonds by means of a certificate of the Holder’s Custodian pursuant to § 11(3)(a).

§ 8
The Agents

(1)    Initial Agents and Specified Offices. The initial Paying Agent and Registrar (together the “Agents”) and their initial offices through which they act (the “Specified Offices”) are set forth at the end of these Terms and Conditions.

(2)    Change of Agents and their Specified Offices. The Issuer reserves the right at any time to vary or terminate the appointment of the Paying Agent or Registrar or approve any change in the office through which they act, provided that there shall at all times be a Registrar and Paying Agent, and provided further that so long as the Bonds are listed on any stock exchange(s) (and the rules of such stock exchange(s) so require), the Issuer shall maintain a Paying Agent with a Specified Office in the city in which such stock exchange(s) is (are) located. The Issuer shall give notice of any change in the Agents or their Specified Offices by publication in accordance with § 10.

(3)    No Legal Relationship. The Agents in such capacity are acting exclusively as agents of the Issuer and do not have any legal relationship of whatever nature with the Holders and are not in any event accountable to any Holder.

§ 9
Further Issues

The Issuer reserves the right, from time to time without the consent of the Holders, to issue additional bonds, on terms identical in all respects to those set forth herein (except as to the date from which interest shall accrue), so that such additional bonds shall be consolidated with, form a single issue with and increase the aggregate principal amount of, the Bonds. The term “Bonds” shall, in the event of such increase, also include such additionally issued bonds.

§ 10
Notices

All notices regarding the Bonds shall be published in the following journals: (a) at least one leading daily newspaper of general circulation in the Federal Republic of Germany admitted by the Frankfurt Stock Exchange to carry stock exchange announcements and (b) a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be the Wall Street Journal). Any notice will become effective for all purposes on the third day following the date of its publication, or, if published more than once or on different dates, on the third day following the first date of any such publication.

§ 11
Governing Law, Jurisdiction, Enforcement, Language

(1)    Governing Law. The Bonds, both as to form and content, as well as the rights and duties of the Holders and the Issuer shall be governed by and shall be construed in accordance with the laws of the Federal Republic of Germany. Transfers and pledges of Bonds held through DTC and executed between DTC participants and between DTC and DTC participants will be governed by the laws of the State of New York.

(2)    Jurisdiction. Any action or other legal proceedings arising out of or in connection with the Bonds may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.

(3)    Enforcement. Any Holder may in any proceedings against the Issuer or to which the Holder and the Issuer are parties protect and enforce in its own name its rights arising under its Bonds on the basis of (a) a certificate issued by its Custodian (i) stating the full name and address of the Holder, (ii) specifying an aggregate principal amount of Bonds credited on the date of such statement to such Holder’s securities account maintained with such Custodian and (iii) confirming that the Custodian has given a written notice to CBF or DTC, as the case may be, and the Registrar containing the information pursuant to (i) and (ii) and bearing acknowledgements of CBF or DTC and the relevant CBF accountholder or DTC participant and (b) a copy of the CBF Global Certificate or the DTC Global

Certificate certified as being a true copy by a duly authorised officer of CBF or DTC, as the case may be, or the Registrar. For purposes of the foregoing, “Custodian” means any bank or other financial institution of recognised standing authorised to engage in securities custody business with which the Holder maintains a securities account in respect of any Bonds and includes CBF, DTC and any other clearing system which maintains an account with CBF.

(4)    Language. These Terms and Conditions are written in the German language and provided with an English language translation. The German text shall be controlling and binding. The English language translation is provided for convenience only.

Registrar and Paying Agent

Deutsche Bank Aktiengesellschaft
Grosse Gallusstrasse 10-14
D-60272 Frankfurt am Main
Federal Republic of Germany

Schedule 1A

German Language Version of the
TERMS AND CONDITIONS OF THE EURO-BONDS

ANLEIHEBEDINGUNGEN

§ 1
Allgemeine Bestimmungen

(1)    Nennbetrag und Stückelung. Die • % Globalanleihe fällig   •   der KfW, Frankfurt am Main, Bundesrepublik Deutschland (die “Emittentin”) im Gesamtnennbetrag von

Euro •

ist in • Millionen untereinander gleichberechtigte Teilschuldverschreibungen im Nennbetrag von je Euro 1.000 (die “Schuldverschreibungen”) eingeteilt.

(2)    Verbriefung und Verwahrung. Die Schuldverschreibungen werden durch zwei oder mehr Dauerglobalurkunden ohne Zinsscheine verbrieft. Eine der beiden Dauerglobalurkunden (die “CBF-Globalurkunde”) wird von der Clearstream Banking AG, Frankfurt am Main, (“CBF”) verwahrt, bis sämtliche Verpflichtungen der Emittentin aus den Schuldverschreibungen erfüllt sind. Die CBF-Globalurkunde lautet auf den Inhaber. Sie verbrieft die Schuldverschreibungen, die für Finanzinstitute verwahrt werden, die Kontoinhaber bei der CBF sind, einschließlich derjenigen Schuldverschreibungen, die über Euroclear Bank S.A./N.V., als dem Betreiber des Euroclear-Systems (“Euroclear”) und Clearstream Banking, société anonyme, Luxembourg, verwahrt werden, die beide über eine Kontenverbindung mit der CBF verfügen, und weiter einschließlich derjenigen Schuldverschreibungen, die über ein anderes Clearing System verwahrt werden, das über eine Kontenverbindung mit der CBF verfügt. Die andere Dauerglobalurkunde (die “DTC-Globalurkunde”) wird von der Deutsche Bank Trust Company Americas (“DBTCA”), oder einem etwaigen Rechtsnachfolger als Verwahrer für The Depository Trust Company, New York (“DTC”) verwahrt, bis sämtliche Verpflichtungen der Emittentin aus den Schuldverschreibungen erfüllt sind. Die DTC-Globalurkunde ist als Namenspapier ausgegeben und auf den Namen von Cede & Co. als dem Beauftragten von DTC ausgestellt worden. Sie verbrieft die Schuldverschreibungen, die für Finanzinstitute verwahrt werden, die DTC-Teilnehmer sind. Die CBF-Globalurkunde und die DTC-Globalurkunde tragen jeweils die eigenhändigen Unterschriften zweier ordnungsgemäß bevollmächtigter Vertreter der Emittentin und sind jeweils von der Registerstelle oder in deren Namen mit einer handschriftlichen Kontrollunterschrift versehen. Die durch die CBF-Globalurkunde und die DTC-Globalurkunde verbrieften Schuldverschreibungen entsprechen zusammen dem jeweils ausstehenden Gesamtnennbetrag der Anleihe. Der Betrag, der jeweils auf die durch die CBF-Globalurkunde und die DTC-Globalurkunde verbrieften

Schuldverschreibungen entfällt, ergibt sich aus dem Register (das “Register”), das die Registerstelle (§ 8) zu diesem Zweck führt. Effektive Urkunden über einzelne Schuldverschreibungen und Zinsscheine werden nicht ausgegeben. Kopien der CBF-Globalurkunde und der DTC-Globalurkunde sind bei der Zahlstelle (§ 8) kostenlos erhältlich.

(3)    Übertragung. Übertragungen von Schuldverschreibungen setzen entsprechende Depotbuchungen voraus. Übertragungen von Schuldverschreibungen zwischen CBF-Kontoinhabern einerseits und DTC-Teilnehmern andererseits sowie der Austausch von Schuldverschreibungen nach Absatz (4) sind während des Zeitraums vom Stichtag nach § 5(2) bis zu dem zugehörigen Zahlungstag (jeweils einschließlich) ausgeschlossen.

(4)    Austausch. Die durch die DTC-Globalurkunde verbrieften Schuldverschreibungen können gegen die durch die CBF-Globalurkunde verbrieften Schuldverschreibungen ausgetauscht werden und umgekehrt. Ein solcher Austausch ist im Register zu vermerken und erfolgt durch Erhöhung oder Verminderung des Gesamtnennbetrags der durch die DTC-Globalurkunde verbrieften Schuldverschreibungen um den Gesamtnennbetrag der so ausgetauschten Schuldverschreibungen und eine gleich hohe Verminderung oder Erhöhung des Gesamtnennbetrags der durch die CBF-Globalurkunde verbrieften Schuldverschreibungen.

§ 2
Status

Die Schuldverschreibungen begründen nicht besicherte und nicht nachrangige Verbindlichkeiten der Emittentin und stehen im gleichen Rang mit allen anderen gegenwärtigen und zukünftigen nicht besicherten und nicht nachrangigen Verbindlichkeiten der Emittentin, soweit nicht zwingende gesetzliche Bestimmungen etwas anderes vorschreiben.

§ 3
Zinsen

(1)    [Im Falle von Schuldverschreibungen mit festem Zinssatz: Zinssatz und Fälligkeit. Die Schuldverschreibungen werden vom • an mit jährlich • % verzinst. Die Verzinsung der Schuldverschreibungen endet mit dem Ablauf des Tages, der dem Tag vorangeht, an dem sie zur Rückzahlung fällig werden. Die Zinsen sind jährlich nachträglich am • eines jeden Jahres zur Zahlung fällig. [Im Falle eines langen oder kurzen Kupons hinzufügen: Der erste Zinszahlungstermin ist der • für den Zeitraum vom • (einschließlich) bis zum • (ausschließlich). Der Zinsbetrag für diesen Zeitraum beläuft sich auf Euro • für den Gesamtnennbetrag der Schuldverschreibungen.]]

[Im Falle von Schuldverschreibungen mit einem Zinssatz, der kein fester Zinssatz ist, Einzelheiten zur Berechnung und Bestimmung dieses Zinssatzes hier einfügen.]

(2)    Verzug. Sofern die Emittentin die Schuldverschreibungen nicht am Fälligkeitstag zurückzahlt, werden die Schuldverschreibungen, vorbehaltlich der Bestimmungen des § 5(3), vom Fälligkeitstag bis zur tatsächlichen Rückzahlung der Schuldverschreibungen zum gesetzlichen Verzugszinssatz verzinst.

(3)    Stückzinsen. Sind Zinsen auf einen Zeitraum zu berechnen, der nicht ein Jahr ist, so werden sie auf der Grundlage der taggenauen Zinsberechnungsmethode ermittelt.

§ 4
Fälligkeit; [Vorzeitige Rückzahlung;] Rückkauf

(1)    Die Schuldverschreibungen sind am • zu ihrem Nennbetrag zurückzuzahlen. Vorbehaltlich der Bestimmungen in [Absatz (2) und] § 7 ist weder die Emittentin noch ein Gläubiger der Schuldverschreibungen (jeweils ein “Anleihegläubiger”) berechtigt, die Schuldverschreibungen vor ihrer Fälligkeit zur Rückzahlung zu kündigen.

[(2)    Die Schuldverschreibungen können am • nach Wahl der Emittentin insgesamt, jedoch nicht teilweise, mit einer Vorankündigungsfrist von mindestens • New Yorker und Frankfurter Geschäftstagen (§ 5(3)) durch Bekanntmachung gemäß § 10 zum Rückkaufpreis von • % ihres Nennbetrages zusammen mit den Stückzinsen bis zum • (ausschließlich) zur Rückzahlung gekündigt werden.]

(•)    Die Emittentin ist berechtigt, Schuldverschreibungen jederzeit im Markt oder anderweitig zu kaufen und wieder zu verkaufen.

§ 5
Zahlungen

(1)    Zahlungen. (a) Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen erfolgen am jeweiligen Zahlungstag (Absatz (4)) an die CBF in Euro und an den eingetragenen Inhaber der DTC-Globalurkunde in US-Dollar oder Euro nach Maßgabe der nachfolgenden Bestimmungen. Der Betrag der Zahlungen an die CBF einerseits und den eingetragenen Inhaber der DTC-Globalurkunde andererseits bemißt sich nach der Höhe des Gesamtnennbetrages der Schuldverschreibungen, die durch die CBF-Globalurkunde und die DTC-Globalurkunde verbrieft werden, so wie er durch die Registerstelle (§ 8) bei Geschäftsschluß am jeweiligen Stichtag (Absatz (2)) festgestellt wird. Zahlungen von Kapital erfolgen gegen Einreichung der CBF-Globalurkunde und der DTC-Globalurkunde bei der Zahlstelle (§ 8).

(b)    Ein Anleihegläubiger, der seine Schuldverschreibungen über die DTC hält (ein “DTC-Anleihegläubiger”), erhält Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen in US-Dollar, soweit er nicht gemäß den nachfolgend beschriebenen Verfahren Zahlungen in Euro wählt. Soweit DTC-Anleihegläubiger für eine Zahlung von Kapital oder Zinsen keine derartige Wahl getroffen haben, wird der für alle diese DTC-Anleihegläubiger bei dieser Zahlung bestimmte Gesamtbetrag (der “Euro-

Umtauschbetrag”) von der Zahlstelle in US-Dollar umgetauscht und durch Überweisung in gleichtägig verfügbaren Mitteln an den eingetragenen Inhaber der DTC-Globalurkunde zur Auszahlung über das Abrechnungssystem der DTC an die betreffenden DTC-Teilnehmer gezahlt. Alle Kosten eines derartigen Umtauschs werden von diesen Zahlungen abgezogen. Jeder derartige Umtausch basiert auf dem Ankaufskurs der Zahlstelle vor oder um 11.00 Uhr New Yorker Zeit am zweiten New Yorker Geschäftstag (Absatz (3)) vor dem jeweiligen Zahlungstag für den Kauf des Euro-Umtauschbetrages durch die Zahlstelle gegen US-Dollar zur Abrechnung an diesem Zahlungstag. Falls es einen derartigen Ankaufskurs nicht gibt, wird die Zahlstelle von einer im Devisenhandel führenden Bank in New York City, die von der Zahlstelle zu diesem Zweck ausgewählt wird, einen Ankaufskurs einholen. Falls kein Ankaufskurs einer im Devisenhandel führenden Bank erhältlich ist, erfolgt die Zahlung des Euro-Umtauschbetrages in Euro auf das Konto oder die Konten, die der Zahlstelle von der DTC bezeichnet werden. Bis dieses Konto oder diese Konten derart bezeichnet sind, werden die noch von der Zahlstelle gehaltenen Mittel mit einem Zinssatz, der von der Zahlstelle für bei ihr als Tagesgeld angelegte Einlagen gestellt wird, verzinst, soweit die Zahlstelle vernünftigerweise in der Lage ist, diese Mittel wieder anzulegen.

(c)    Ein DTC-Anleihegläubiger kann Zahlung von Kapital und Zinsen auf die Schuldverschreibungen in Euro wählen, indem er die DTC durch den betreffenden DTC-Teilnehmer dazu veranlaßt, die Zahlstelle zu dem nachfolgend bestimmten Zeitpunkt über (i) die Wahl dieses DTC-Anleihegläubigers, diese Zahlung ganz oder zum Teil in Euro zu empfangen, und (ii) den Auftrag zur Überweisung auf ein Euro-Konto zu benachrichtigen. Eine derartige Wahl hat für die jeweilige Zahlung durch den DTC-Anleihegläubiger zu dem Zeitpunkt und in der Art und Weise zu erfolgen, wie sie von den jeweils anwendbaren Verfahrensregeln der DTC gefordert wird, und ist gemäß diesen Verfahrensregeln unwiderruflich. Die Benachrichtigung seitens der DTC über diese Wahl, den Überweisungsauftrag und den in Euro gemäß diesem Absatz (1)(c) zahlbaren Betrag muß bei der Zahlstelle vor 17.00 Uhr (New Yorker Zeit) am fünften New Yorker Geschäftstag (Absatz (3)) nach dem jeweiligen Stichtag (Absatz (2)) für Zinsen und vor 17.00 Uhr (New Yorker Zeit) am achten New Yorker Geschäftstag vor dem Zahlungstag (Absatz (4)) für die Zahlung von Kapital eingegangen sein. Zahlungen in Euro gemäß diesem Absatz (1)(c) erfolgen durch Überweisung von gleichtägig verfügbaren Mitteln auf die von der DTC bezeichneten Euro-Konten.

(d)    Zahlungen der Emittentin an die CBF und an den eingetragenen Inhaber der DTC-Globalurkunde oder nach dessen Weisung befreien die Emittentin in Höhe der geleisteten Zahlungen von ihren Verbindlichkeiten aus den Schuldverschreibungen.

(2)    Stichtag. Der Stichtag (der “Stichtag”) für die Zwecke von Übertragungsbeschränkungen (§ 1(3)) und für Zahlungen (Absatz (1)) von Kapital und Zinsen ist der jeweils frühere der beiden folgenden Termine: (a) der Tag, nach dem sich aufgrund der jeweils geltenden Regeln der CBF die Empfangsberechtigung der CBF-Kontoinhaber für Zahlungen auf bei der CBF verwahrte Schuldverschreibungen bestimmt, die auf Euro lauten und in Dauerglobalurkunden verbrieft sind, und (b) der zehnte New Yorker Geschäftstag (Absatz (3)) vor dem jeweiligen Fälligkeitstag.

(3)    Geschäftstage. Ist ein Fälligkeitstag für die Zahlung von Kapital oder Zinsen in Euro auf eine Schuldverschreibung nicht ein Frankfurter Geschäftstag, so wird die betreffende Zahlung erst am nächstfolgenden Frankfurter Geschäftstag geleistet, ohne daß wegen dieser Zahlungsverzögerung zusätzliche Zinsen gezahlt werden. Ist ein Fälligkeitstag für die Zahlung von Kapital oder Zinsen in US-Dollar an den eingetragenen Inhaber der DTC-Globalurkunde nicht ein Frankfurter Geschäftstag oder nicht ein New Yorker Geschäftstag, so wird die betreffende Zahlung erst am nächsten Tag, der zugleich Frankfurter und New Yorker Geschäftstag ist, geleistet, ohne daß wegen dieser Zahlungsverzögerung zusätzliche Zinsen gezahlt werden. Ein “Frankfurter Geschäftstag” ist jeder Tag (außer einem Samstag oder Sonntag), an dem Kreditinstitute in Frankfurt am Main für den Geschäftsverkehr geöffnet sind. Ein “New Yorker Geschäftstag” ist jeder Tag, an dem Banken in New York City nicht verpflichtet und nicht berechtigt sind, zu schließen.

(4)    Zahlungstag und Fälligkeitstag. Im Sinne dieser Anleihebedingungen ist “Zahlungstag” der Tag, an dem, gegebenenfalls aufgrund einer Anpassung gemäß Absatz (3), die Zahlung tatsächlich zu leisten ist, und “Fälligkeitstag” der vorgesehene Zahlungstermin ohne Berücksichtigung einer solchen Anpassung.

(5)    Substitution der Zahlstelle. Die Zahlstelle ist berechtigt, sich hinsichtlich ihrer Aufgaben und Verpflichtungen nach § 5 Abs. 1(a), (b) und (c) durch die mit ihr verbundene Gesellschaft DBTCA zu substituieren.

§ 6
Steuern

Sämtliche Zahlungen der Emittentin auf die Schuldverschreibungen sind ohne Abzug oder Einbehalt von Steuern oder sonstigen Abgaben zu leisten, es sei denn, die Emittentin ist rechtlich verpflichtet, solche Steuern und Abgaben abzuziehen oder einzubehalten. Fallen derartige Abzüge oder Einbehalte an, so ist die Emittentin nicht verpflichtet, irgendwelche zusätzlichen Beträge auf die Schuldverschreibungen zu zahlen.

§ 7
Kündigung durch Anleihegläubiger

Jeder Anleihegläubiger ist berechtigt, seine Schuldverschreibungen zur Rückzahlung zum Nennbetrag zuzüglich bis zum Rückzahlungstag aufgelaufener Zinsen zu kündigen, falls die Emittentin nach Maßgabe dieser Anleihebedingungen zahlbare Beträge nicht innerhalb von 30 Tagen nach dem betreffenden Fälligkeitstag zahlt. Das Kündigungsrecht erlischt, wenn der Anleihegläubiger die betreffende Zahlung erhalten hat, bevor er das Kündigungsrecht ausgeübt hat. Die Kündigung zur Rückzahlung hat in der Weise zu erfolgen, daß der Anleihegläubiger der Emittentin eine schriftliche Kündigungserklärung übergibt oder durch eingeschriebenen Brief übermittelt und dabei durch eine Bescheinigung seiner Depotbank gemäß § 11(3)(a) nachweist, daß er im Zeitpunkt der Kündigung Gläubiger der betreffenden Schuldverschreibungen ist.

§ 8
Die Erfüllungsgehilfen

(1)    Anfängliche Erfüllungsgehilfen und bezeichnete Geschäftsstellen. Die anfängliche Zahlstelle und die anfängliche Registerstelle (zusammen die “Erfüllungsgehilfen”) und ihre anfänglichen Geschäftsstellen, durch welche sie handeln (die “bezeichneten Geschäftsstellen”), sind am Ende dieser Anleihebedingungen aufgeführt.

(2)    Änderung der Erfüllungsgehilfen und ihrer bezeichneten Geschäftsstellen. Die Emittentin behält sich das Recht vor, jederzeit die Bestellung der Zahlstelle oder der Registerstelle zu ändern oder zu beenden oder einer Änderung der Geschäftsstelle, durch welche sie handeln, zuzustimmen, vorausgesetzt, daß stets eine Registerstelle und eine Zahlstelle vorhanden sein muß, und weiter vorausgesetzt, daß solange die Schuldverschreibungen an einer Börse oder Börsen zugelassen sind (und die Regeln dieser Börse(n) es erfordern), die Emittentin eine Zahlstelle mit bezeichneter Geschäftsstelle an dem Börsenort bzw. den Börsenorten zu unterhalten hat. Die Emittentin hat jede Änderung in der Person der Erfüllungsgehilfen oder ihrer bezeichneten Geschäftsstellen durch Veröffentlichung gemäß § 10 bekanntzumachen.

(3)    Keine Rechtsbeziehungen. Die Erfüllungsgehilfen handeln als solche ausschließlich als Erfüllungsgehilfen der Emittentin und haben keinerlei rechtliche Beziehung welcher Art auch immer mit den Anleihegläubigern und sind den Anleihegläubigern gegenüber in keinem Fall verantwortlich.

§ 9
Begebung weiterer Schuldverschreibungen

Die Emittentin behält sich vor, von Zeit zu Zeit ohne Zustimmung der Anleihegläubiger weitere Schuldverschreibungen mit gleicher Ausstattung (gegebenenfalls mit Ausnahme des Tages des Verzinsungsbeginns) in der Weise zu begeben, daß sie mit den Schuldverschreibungen zusammengefaßt werden, eine einheitliche Emission mit ihnen bilden und ihren Gesamtnennbetrag erhöhen. Der Begriff “Schuldverschreibungen” umfaßt im Fall einer solchen Erhöhung auch solche zusätzlich begebenen Schuldverschreibungen.

§ 10
Bekanntmachungen

Alle Bekanntmachungen, die die Schuldverschreibungen betreffen, werden in folgenden Zeitungen veröffentlicht: (a) in mindestens einer von der Frankfurter Wertpapierbörse für Bekanntmachungen bestimmten führenden Tageszeitung mit allgemeiner Verbreitung in der Bundesrepublik Deutschland und (b) in einer in englischer Sprache erscheinenden und in New York allgemein verbreiteten führenden Tageszeitung (voraussichtlich das Wall Street Journal). Sämtliche Bekanntmachungen werden wirksam am dritten Tag, der auf die

Veröffentlichung folgt oder, sofern die Veröffentlichung mehr als einmal oder an verschiedenen Tagen erfolgt, am dritten Tag, der auf die erste Veröffentlichung folgt.

§ 11
Anwendbares Recht; Gerichtsstand;
Geltendmachung von Ansprüchen; Sprache

(1)    Anwendbares Recht. Form und Inhalt der Schuldverschreibungen, die Rechte und Pflichten der Anleihegläubiger und der Emittentin bestimmen sich in jeder Hinsicht nach deutschem Recht. Übertragungen und Verpfändungen von bei DTC verwahrten Schuldverschreibungen, die zwischen DTC-Teilnehmern und zwischen der DTC und DTC-Teilnehmern durchgeführt werden, unterliegen dem Recht des Staates New York.

(2)    Gerichtsstand. Zuständig für alle Klagen oder sonstigen Verfahren aus oder im Zusammenhang mit den Schuldverschreibungen ist ausschließlich das Landgericht in Frankfurt am Main.

(3)    Geltendmachung von Ansprüchen. Jeder Anleihegläubiger kann in Rechtsstreitigkeiten gegen die Emittentin oder in Rechtsstreitigkeiten, an denen der Anleihegläubiger und die Emittentin beteiligt sind, im eigenen Namen seine Rechte aus den ihm zustehenden Schuldverschreibungen unter Vorlage folgender Unterlagen wahrnehmen und durchsetzen: (a) einer Bescheinigung seiner Depotbank, die (i) den vollen Namen und die volle Anschrift des Anleihegläubigers bezeichnet, (ii) einen Gesamtnennbetrag von Schuldverschreibungen angibt, die am Ausstellungstag dieser Bescheinigung dem bei dieser Depotbank bestehenden Depot des Anleihegläubigers gutgeschrieben sind, und (iii) bestätigt, daß die Depotbank der CBF oder der DTC sowie der Registerstelle eine schriftliche Mitteilung gemacht hat, die die Angaben gemäß (i) und (ii) enthält, und Bestätigungsvermerke der CBF oder der DTC sowie des betroffenen CBF-Kontoinhabers oder DTC-Teilnehmers trägt, sowie (b) einer von einem Vertretungsberechtigten der CBF oder der DTC oder der Registerstelle beglaubigten Ablichtung der CBF-Globalurkunde oder der DTC-Globalurkunde. Im Sinne der vorstehenden Bestimmungen ist “Depotbank” ein Bank- oder sonstiges Finanzinstitut (einschließlich CBF, DTC und jedes anderen Clearing Systems, das eine Kontenverbindung mit CBF unterhält) von allgemein anerkanntem Ansehen, das eine Genehmigung für das Wertpapier-Depotgeschäft hat und bei dem der Anleihegläubiger Schuldverschreibungen im Depot verwahren läßt.

(4)    Sprache. Diese Anleihebedingungen sind in deutscher Sprache abgefaßt. Eine Übersetzung in die englische Sprache ist beigefügt. Der deutsche Text ist bindend und maßgeblich. Die Übersetzung in die englische Sprache ist unverbindlich.

Registerstelle und Zahlstelle

Deutsche Bank Aktiengesellschaft
Große Gallusstraße 10-14
D-60272 Frankfurt am Main
Bundesrepublik Deutschland

Schedule 1B

English Language Version of the
TERMS AND CONDITIONS OF THE USD-NOTES

§ 1
General Provisions

(1)    Principal Amount and Denomination. The issue of the • % Global Notes due • of KfW, Frankfurt am Main, Federal Republic of Germany (the “Issuer”) in the aggregate principal amount of

U.S.$ •

is divided into • notes in the principal amount of U.S.$ 1,000 each which rank pari passu among themselves (the “Notes”).

(2)    Global Certificate. Form. The Notes are represented by one or more permanent global certificates without interest coupons (the “Global Certificates”). The Global Certificates are kept in custody by Deutsche Bank Trust Company Americas, or any successor, as custodian for The Depository Trust Company, New York (“DTC”). The Global Certificates are in registered form in the name of Cede & Co., as nominee of DTC recorded in a register (the “Register”) and kept by the Registrar (§ 8). Each Global Certificate is manually signed by two authorized representatives of the Issuer and manually authenticated by or on behalf of the Registrar. Copies of the Global Certificates are available free of charge at the Paying Agent (§ 8).

(3)    Transfer. Transfers of Notes shall require appropriate entries in securities accounts.

§ 2
Status

The Notes constitute unsecured and unsubordinated obligations of the Issuer and rank pari passu with all other present and future unsecured and unsubordinated obligations of the Issuer, but subject to any applicable mandatory statutory exceptions.

§ 3
Interest

(1)    [In case of Notes with fixed interest rate: Interest Rate and Due Dates. The Notes bear interest at the rate of • % per annum as from • . The Notes shall cease to bear interest upon the end of the day preceding the day on which they become due for redemption.

Interest shall be payable semi-annually in arrears on • and • of each year, commencing on •. [If the first interest period is long or short, add: The first interest payment date will be • for the period commencing on • (inclusive) and ending on • (exclusive). The interest amount for this period shall total U.S.$ • for the aggregate principal amount.]

[In case of Notes with an interest rate other than a fixed rate set forth details of calculation and determination of such interest rate in full here.]

(2)    Late Payment. Should the Issuer fail to redeem the Notes on the due date therefor, interest on the Notes shall, subject to the provisions of § 5(3), continue to accrue beyond the due date until actual redemption of the Notes at the default rate of interest established by law.

(3)    Accrued Interest. If it is necessary to compute interest for a period of other than a full year, interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

§ 4
Maturity, [Early Redemption,] Repurchase

(1)    The Notes shall be redeemed at par on •. Subject to the provisions of [subsection (2) and] § 7, neither the Issuer nor any holder of a Note (each a “Holder”) shall be entitled to redeem the Notes prior to their stated maturity.

[(2)    The Notes may be redeemed, as a whole but not in part, on • at the option of the Issuer upon not less than • New York Business Days (§ 5(3)) prior written notice given in accordance with § 10, at a redemption price equal to • % of the principal amount of the Notes, together with interest accrued to, but excluding, •.]

(•)    The Issuer may at any time purchase and resell Notes in the open market or otherwise.

§ 5
Payments

(1)    Payments. (a) Payments of principal of, and interest on, the Notes shall be made in United States dollars on the relevant payment date (subsection (4)) to, or to the order of, the person registered at the close of business on the relevant Record Date (subsection (2)) in the Register kept by the Registrar. Payments of principal shall be made upon surrender of the Global Certificates to the Paying Agent (§ 8).

(b)    All payments made by the Issuer to, or to the order of, the person registered at the close of business on the relevant Record Date in the Register kept by the Registrar, shall discharge the liability of the Issuer under the Notes to the extent of the sums so paid.

(2)    Record Date. The record date (the “Record Date”) for purposes of payments (subsection (1)) of principal and interest shall be, in respect of each such payment, the tenth New York Business Day preceding the relevant payment date.

(3)    New York Business Day. If any date for payment of principal or interest to the registered holder of the Global Certificate(s) is not a New York Business Day, such payment will not be made until the next day which is a New York Business Day, and no further interest shall be paid in respect of the delay in such payment. “New York Business Day” means any day on which banking institutions in New York City are not obliged and not authorised to close.

(4)    Payment Date and Due Date. For the purposes of these Terms and Conditions “payment date” means the day on which the payment is actually to be made, where applicable as adjusted in accordance with subsection (3), and “due date” means the payment date provided for herein, without taking account of any such adjustment.

§ 6
Taxation

All payments by the Issuer in respect of the Notes shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such deduction or withholding, the Issuer shall not be required to pay any additional amounts in respect of the Notes.

§ 7
Termination for Default

Any Holder may, at his option, declare Notes held by him due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment if the Issuer shall fail to pay any amount payable hereunder within 30 days from the relevant due date. The right to declare Notes due shall cease if the Holder has received the relevant payment before the Holder has exercised such right. Any notice declaring Notes due shall be made by means of a written notice to be delivered by hand or registered mail to the Issuer together with proof that such Holder at the time of such notice is a holder of the relevant Notes by means of a certificate of the Holder’s Custodian pursuant to § 11(3)(a).

§ 8
The Agents

(1)    Initial Agents and Specified Offices. The initial Paying Agent and Registrar (together the “Agents”) and their initial offices through which they act (the “Specified Offices”) are set forth at the end of these Terms and Conditions.

(2)    Change of Agents and their Specified Offices. The Issuer reserves the right at any time to vary or terminate the appointment of the Paying Agent or Registrar or approve any change in the office through which they act, provided that there shall at all times be a Registrar and Paying Agent, and provided further that so long as the Notes are listed on any stock exchange(s) (and the rules of such stock exchange(s) so require), the Issuer shall maintain a Paying Agent with a Specified Office in the city in which such stock exchange(s) is (are) located. The Issuer shall give notice of any change in the Agents or their Specified Offices by publication in accordance with § 10.

(3)    No Legal Relationship. The Agents in such capacity are acting exclusively as agents of the Issuer and do not have any legal relationship of whatever nature with the Holders and are not in any event accountable to any Holder.

§ 9
Further Issues

The Issuer reserves the right, from time to time without the consent of the Holders, to issue additional notes, on terms identical in all respects to those set forth herein (except as to the date from which interest shall accrue), so that such additional notes shall be consolidated with, form a single issue with and increase the aggregate principal amount of, the Notes. The term “Notes” shall, in the event of such increase, also include such additionally issued notes.

§ 10
Notices

All notices regarding the Notes shall be published in the following journals: (a) so long as the Notes are listed on the Luxembourg Stock Exchange (and the rules of such Stock Exchange so require) in a leading daily newspaper in Luxembourg (expected to be the Luxemburger Wort); (b) a leading daily newspaper of general circulation in the Federal Republic of Germany; and (c) a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be the Wall Street Journal). Any notice will become effective for all purposes on the third day following the date of its publication, or, if published more than once or on different dates, on the third day following the first date of any such publication.

§ 11
Governing Law, Jurisdiction, Enforcement, Language

(1)    Governing Law. The Notes, both as to form and content, as well as the rights and duties of the Holders and the Issuer shall be governed by and shall be construed in accordance with the laws of the Federal Republic of Germany. Transfers and pledges of Notes executed between DTC participants and between DTC and DTC participants shall be governed by the laws of the State of New York.

(2)    Jurisdiction. Any action or other legal proceedings arising out of or in connection with the Notes may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.

(3)    Enforcement. Any Holder may in any proceedings against the Issuer or to which the Holder and the Issuer are parties protect and enforce in its own name its rights arising under its Notes on the basis of (a) a certificate issued by its Custodian (i) stating the full name and address of the Holder, (ii) specifying an aggregate principal amount of Notes credited on the date of such statement to such Holder’s securities account maintained with such Custodian and (iii) confirming that the Custodian has given a written notice to DTC and the Registrar containing the information pursuant to (i) and (ii) and bearing acknowledgements of DTC and the relevant DTC participant and (b) copies of the Global Certificates certified as being true copies by a duly authorised officer of DTC or the Registrar. For purposes of the foregoing, “Custodian” means any bank or other financial institution of recognised standing authorised to engage in securities custody business with which the Holder maintains a securities account in respect of any Notes and includes DTC and any other clearing system which participates in DTC.

(4)    Language. These Terms and Conditions are written in the [English] [German] language and provided with a[n] [German] [English] language translation. The [English] [German] text shall be controlling and binding. The [German] [English] language translation is provided for convenience only.

Registrar and Paying Agent

Deutsche Bank Trust Company Americas
60 Wall Street
MS NYC60-2515
New York, NY 10005

Schedule 1B

German Language Version of the
TERMS AND CONDITIONS OF THE USD-NOTES

ANLEIHEBEDINGUNGEN

§ 1
Allgemeine Bestimmungen

(1)    Nennbetrag und Stückelung. Die • % Globalanleihe fällig   •   der KfW, Frankfurt am Main, Bundesrepublik Deutschland (die “Emittentin”) im Gesamtnennbetrag von

U.S.D. •

ist in • untereinander gleichberechtigte Teilschuldverschreibungen im Nennbetrag von je U.S.D. 1.000 (die “Schuldverschreibungen”) eingeteilt.

(2)    Globalurkunde. Form. Die Schuldverschreibungen werden durch eine oder mehrere Dauerglobalurkunden ohne Zinsscheine verbrieft (die “Globalurkunden”). Die Globalurkunden werden von der Deutsche Bank Trust Company Americas (“DBTCA”) oder einem etwaigen Rechtsnachfolger als Verwahrer für The Depository Trust Company, New York (“DTC”) verwahrt. Die Globalurkunden sind als Namenspapiere auf den Namen von Cede & Co. als dem Beauftragten von DTC ausgestellt und in ein Register (das “Register”) eingetragen, welches von der Registerstelle geführt wird. Die Globalurkunden tragen jeweils die eigenhändigen Unterschriften zweier ordnungsgemäß bevollmächtigter Vertreter der Emittentin und sind jeweils von der Registerstelle oder in deren Namen mit einer handschriftlichen Kontrollunterschrift versehen. Kopien der Globalurkunden sind bei der Zahlstelle (§ 8) kostenlos erhältlich.

(3)    Übertragung. Übertragungen von Schuldverschreibungen setzen entsprechende Depotbuchungen voraus.

§ 2
Status

Die Schuldverschreibungen begründen nicht besicherte und nicht nachrangige Verbindlichkeiten der Emittentin und stehen im gleichen Rang mit allen anderen gegenwärtigen und zukünftigen nicht besicherten und nicht nachrangigen Verbindlichkeiten der Emittentin, soweit nicht zwingende gesetzliche Bestimmungen etwas anderes vorschreiben.

§ 3
Zinsen

(1)    [Im Falle von Schuldverschreibungen mit festem Zinssatz: Zinssatz und Fälligkeit. Die Schuldverschreibungen werden vom • an mit jährlich • % verzinst. Die Verzinsung der Schuldverschreibungen endet mit dem Ablauf des Tages, der dem Tag vorangeht, an dem sie zur Rückzahlung fällig werden. Die Zinsen sind halbjährlich nachträglich am • und am • eines jeden Jahres zur Zahlung fällig, beginnend am •. [Im Falle eines langen oder kurzen Kupons hinzufügen: Der erste Zinszahlungstermin ist der • für den Zeitraum vom • (einschließlich) bis zum • (ausschließlich). Der Zinsbetrag für diesen Zeitraum beläuft sich auf insgesamt U.S.D. • für den Gesamtnennbetrag der Schuldverschreibungen.] ]

[Im Falle von Schuldverschreibungen mit einem Zinssatz, der kein fester Zinssatz ist, Einzelheiten zur Berechnung und Bestimmung dieses Zinssatzes hier einfügen.]

(2)    Verzug. Sofern die Emittentin die Schuldverschreibungen nicht am Fälligkeitstag zurückzahlt, werden die Schuldverschreibungen, vorbehaltlich der Bestimmungen des § 5(3), vom Fälligkeitstag bis zur tatsächlichen Rückzahlung der Schuldverschreibungen zum gesetzlichen Verzugszinssatz verzinst.

(3)    Stückzinsen. Sind Zinsen auf einen Zeitraum zu berechnen, der nicht ein Jahr ist, so werden sie auf der Grundlage eines Jahres von 360 Tagen bestehend aus zwölf Monaten von je 30 Tagen ermittelt.

§ 4
Fälligkeit; [Vorzeitige Rückzahlung;] Rückkauf

(1)    Die Schuldverschreibungen sind am • zu ihrem Nennbetrag zurückzuzahlen. Vorbehaltlich der Bestimmungen in [Absatz (2) und] § 7 ist weder die Emittentin noch ein Gläubiger der Schuldverschreibungen (jeweils ein “Anleihegläubiger”) berechtigt, die Schuldverschreibungen vor ihrer Fälligkeit zur Rückzahlung zu kündigen.

[(2)    Die Schuldverschreibungen können am • nach Wahl der Emittentin insgesamt, jedoch nicht teilweise, mit einer Vorankündigungsfrist von mindestens • New Yorker Geschäftstagen (§ 5(3)) durch Bekanntmachung gemäß § 10 zum Rückkaufpreis von • % ihres Nennbetrages zusammen mit den Stückzinsen bis zum • (ausschließlich) zur Rückzahlung gekündigt werden.]

(•)    Die Emittentin ist berechtigt, Schuldverschreibungen jederzeit im Markt oder anderweitig zu kaufen und wieder zu verkaufen.

§ 5
Zahlungen

(1)    Zahlungen. (a) Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen erfolgen am jeweiligen Zahlungstag (Absatz (4)) in United States Dollars an die Person, die bei Geschäftsschluß am jeweiligen Stichtag (Absatz 2) in das von der Registerstelle geführte Register eingetragen ist oder nach deren Order. Zahlungen von Kapital erfolgen gegen Einreichung der Globalurkunden bei der Zahlstelle (§ 8).

(b)    Zahlungen der Emittentin an die Person, die bei Geschäftsabschluß am jeweiligen Stichtag in das von der Registerstelle geführte Register eingetragen ist, oder nach deren Order befreien die Emittentin in Höhe der geleisteten Zahlungen von ihren Verbindlichkeiten aus den Schuldverschreibungen.

(2)    Stichtag. Der Stichtag (der “Stichtag”) für die Zwecke von Zahlungen (Absatz (1)) von Kapital und Zinsen ist hinsichtlich jeder derartigen Zahlung der zehnte New Yorker Geschäftstag vor dem jeweiligen Fälligkeitstag.

(3)    New Yorker Geschäftstag. Ist ein Fälligkeitstag für die Zahlung von Kapital oder Zinsen nicht ein New Yorker Geschäftstag, so wird die betreffende Zahlung erst am nächsten Tag, der ein New Yorker Geschäftstag ist, geleistet, ohne daß wegen dieser Zahlungsverzögerung zusätzliche Zinsen gezahlt werden. Ein “New Yorker Geschäftstag” ist jeder Tag, an dem Banken in New York City nicht verpflichtet und nicht berechtigt sind, zu schließen.

(4)    Zahlungstag und Fälligkeitstag. Im Sinne dieser Anleihebedingungen ist “Zahlungstag” der Tag, an dem, gegebenenfalls aufgrund einer Anpassung gemäß Absatz (3), die Zahlung tatsächlich zu leisten ist, und “Fälligkeitstag” der vorgesehene Zahlungstermin ohne Berücksichtigung einer solchen Anpassung.

§ 6
Steuern

Sämtliche Zahlungen der Emittentin auf die Schuldverschreibungen sind ohne Abzug oder Einbehalt von Steuern oder sonstigen Abgaben zu leisten, es sei denn, die Emittentin ist rechtlich verpflichtet, solche Steuern oder Abgaben abzuziehen oder einzubehalten. Fallen derartige Abzüge oder Einbehalte an, so ist die Emittentin nicht verpflichtet, irgendwelche zusätzlichen Beträge auf die Schuldverschreibungen zu zahlen.

§ 7
Kündigung durch Anleihegläubiger

Jeder Anleihegläubiger ist berechtigt, seine Schuldverschreibungen zur Rückzahlung zum Nennbetrag zuzüglich bis zum Rückzahlungstag aufgelaufener Zinsen zu kündigen, falls die Emittentin nach Maßgabe dieser Anleihebedingungen zahlbare Beträge nicht innerhalb von 30 Tagen nach dem betreffenden Fälligkeitstag zahlt. Das Kündigungsrecht erlischt, wenn der Anleihegläubiger die betreffende Zahlung erhalten hat, bevor er das Kündigungsrecht ausgeübt hat. Die Kündigung zur Rückzahlung hat in der Weise zu erfolgen, daß der Anleihegläubiger der Emittentin eine schriftliche Kündigungserklärung übergibt oder durch eingeschriebenen Brief übermittelt und dabei durch eine Bescheinigung seiner Depotbank gemäß § 11(3)(a) nachweist, daß er im Zeitpunkt der Kündigung Gläubiger der betreffenden Schuldverschreibungen ist.

§ 8
Die Erfüllungsgehilfen

(1)    Anfängliche Erfüllungsgehilfen und bezeichnete Geschäftsstellen. Die anfängliche Zahlstelle und die anfängliche Registerstelle (zusammen die “Erfüllungsgehilfen”) und ihre anfänglichen Geschäftsstellen, durch welche sie handeln (die “bezeichneten Geschäftsstellen”), sind am Ende dieser Anleihebedingungen aufgeführt.

(2)    Änderung der Erfüllungsgehilfen und ihrer bezeichneten Geschäftsstellen. Die Emittentin behält sich das Recht vor, jederzeit die Bestellung der Zahlstelle oder der Registerstelle zu ändern oder zu beenden oder einer Änderung der Geschäftsstelle, durch welche sie handeln, zuzustimmen, vorausgesetzt, daß stets eine Registerstelle und eine Zahlstelle vorhanden sein muß, und weiter vorausgesetzt, daß solange die Schuldverschreibungen an einer Börse oder Börsen zugelassen sind (und die Regeln dieser Börse(n) es erfordern), die Emittentin eine Zahlstelle mit bezeichneter Geschäftsstelle an dem Börsenort bzw. den Börsenorten zu unterhalten hat. Die Emittentin hat jede Änderung in der Person der Erfüllungsgehilfen oder ihrer bezeichneten Geschäftsstellen durch Veröffentlichung gemäß § 10 bekanntzumachen.

(3)    Keine Rechtsbeziehungen. Die Erfüllungsgehilfen handeln als solche ausschließlich als Erfüllungsgehilfen der Emittentin und haben keinerlei rechtliche Beziehung welcher Art auch immer mit den Anleihegläubigern und sind den Anleihegläubigern gegenüber in keinem Fall verantwortlich.

§ 9
Begebung weiterer Schuldverschreibungen

Die Emittentin behält sich vor, von Zeit zu Zeit ohne Zustimmung der Anleihegläubiger weitere Schuldverschreibungen mit gleicher Ausstattung (gegebenenfalls mit Ausnahme des Tages des Verzinsungsbeginns) in der Weise zu begeben, daß sie mit den Schuldverschreibungen zusammengefaßt werden, eine einheitliche Emission mit ihnen bilden und ihren Gesamtnennbetrag erhöhen. Der Begriff “Schuldverschreibungen” umfaßt im Fall einer solchen Erhöhung auch solche zusätzlich begebenen Schuldverschreibungen.

§ 10
Bekanntmachungen

Alle Bekanntmachungen, die die Schuldverschreibungen betreffen, werden in folgenden Zeitungen veröffentlicht: (a) solange wie die Schuldverschreibungen an der Luxemburger Wertpapierbörse gelistet sind (und die Regeln dieser Börse das verlangen) in einer führenden Tageszeitung in Luxemburg (voraussichtlich das Luxemburger Wort); (b) einer führenden Tageszeitung mit allgemeiner Verbreitung in der Bundesrepublik Deutschland; und (c) in einer in englischer Sprache erscheinenden und in New York allgemein verbreiteten führenden Tageszeitung (voraussichtlich das Wall Street Journal). Sämtliche Bekanntmachungen werden wirksam am dritten Tag, der auf die Veröffentlichung folgt oder, sofern die Veröffentlichung mehr als einmal oder an verschiedenen Tagen erfolgt, am dritten Tag, der auf die erste Veröffentlichung folgt.

§ 11
Anwendbares Recht; Gerichtsstand;
Geltendmachung von Ansprüchen; Sprache

(1)    Anwendbares Recht. Form und Inhalt der Schuldverschreibungen, die Rechte und Pflichten der Anleihegläubiger und der Emittentin bestimmen sich in jeder Hinsicht nach deutschem Recht. Übertragungen und Verpfändungen von bei DTC verwahrten Schuldverschreibungen, die zwischen DTC-Teilnehmern und zwischen der DTC und DTC-Teilnehmern durchgeführt werden, unterliegen dem Recht des Staates New York.

(2)    Gerichtsstand. Zuständig für alle Klagen oder sonstigen Verfahren aus oder im Zusammenhang mit den Schuldverschreibungen ist ausschließlich das Landgericht in Frankfurt am Main.

(3)    Geltendmachung von Ansprüchen. Jeder Anleihegläubiger kann in Rechtsstreitigkeiten gegen die Emittentin oder in Rechtsstreitigkeiten, an denen der Anleihegläubiger und die Emittentin beteiligt sind, im eigenen Namen seine Rechte aus den ihm zustehenden Schuldverschreibungen unter Vorlage folgender Unterlagen wahrnehmen und durchsetzen: (a) einer Bescheinigung seiner Depotbank, die (i) den vollen Namen und die volle Anschrift des Anleihegläubigers bezeichnet, (ii) einen Gesamtnennbetrag von Schuldverschreibungen angibt, die am Ausstellungstag dieser Bescheinigung dem bei dieser Depotbank bestehenden Depot des Anleihegläubigers gutgeschrieben sind, und (iii) bestätigt, daß die Depotbank der DTC sowie der Registerstelle eine schriftliche Mitteilung gemacht hat, die die Angaben gemäß (i) und (ii) enthält, und Bestätigungsvermerke der DTC sowie des betroffenen DTC-Teilnehmers trägt, sowie (b) von einem Vertretungsberechtigten der DTC oder der Registerstelle beglaubigte Ablichtungen der Globalurkunden. Im Sinne der vorstehenden Bestimmungen ist “Depotbank” ein Bank- oder sonstiges Finanzinstitut (einschließlich DTC und jedes anderen Clearing Systems, das DTC Teilnehmer ist) von allgemein anerkanntem Ansehen, das eine Genehmigung für das Wertpapier-Depotgeschäft hat und bei dem der Anleihegläubiger Schuldverschreibungen im Depot verwahren läßt.

(4)    Sprache. Diese Anleihebedingungen sind in [englischer] [deutscher] Sprache abgefaßt. Eine Übersetzung in die [deutsche] [englische] Sprache ist beigefügt. Der [englische] [deutsche] Text ist verbindlich und maßgeblich. Die Übersetzung in die [deutsche] [englische] Sprache ist unverbindlich.

Registerstelle und Zahlstelle

Deutsche Bank Trust Company Americas
60 Wall Street
MS NYC60-2515
New York, NY 10005

Schedule 1C

English Language Version of the
TERMS AND CONDITIONS OF THE DESIGNATED CURRENCY-NOTES

§ 1
General Provisions

(1)    Currency, Principal Amount and Denomination. The issue of •% Global Notes due • of KfW, Frankfurt am Main, Federal Republic of Germany (the “Issuer”) is issued in • (the “Designated Currency”) in the aggregate principal amount of • (in words: •) and is divided into • notes in the principal amount of • • each which rank pari passu among themselves (the “Notes”).

(2)    Global Certificate. Form. The Notes are represented by one or more permanent global certificates without interest coupons (the “Global Certificates”). The Global Certificates are kept in custody by Deutsche Bank Trust Company Americas, or any successor, as custodian for The Depository Trust Company, New York (“DTC”). The Global Certificates are in registered form in the name of Cede & Co., as nominee of DTC, recorded in a register (the “Register”) and kept by the Registrar (§ 8). Each Global Certificate is manually signed by two authorized representatives of the Issuer and manually authenticated by or on behalf of the Registrar. Copies of the Global Certificates are available free of charge at the Paying Agent (§ 8).

(3)    Transfer. Transfers of Notes shall require appropriate entries in securities accounts.

§ 2
Status

The Notes constitute unsecured and unsubordinated obligations of the Issuer and rank pari passu with all other present and future unsecured and unsubordinated obligations of the Issuer, but subject to any applicable mandatory statutory exceptions.

§ 3
Interest

(1)    [In case of Notes with fixed interest rate: Interest Rate and Due Dates. The Notes bear interest at the rate of • % per annum as from •. The Notes shall cease to bear interest upon the end of the day preceding the day on which they become due for redemption. Interest shall be payable in two equal annual instalments in arrears on • and •. [If the first interest period is long or short, add: The first interest payment date will be • for the period commencing on • (inclusive) and ending on • (exclusive). The interest amount for this period shall total • • for the aggregate principal amount.]]

[In case of Notes with an interest rate other than a fixed rate set forth details of calculation and determination of such interest rate in full here.]

(2)    Late Payment. Should the Issuer fail to redeem the Notes on the due date therefor, interest on the Notes shall, subject to the provisions of § 5(3), continue to accrue beyond the due date until actual redemption of the Notes at the default rate of interest established by law.

(3)    Accrued Interest. Whenever it is necessary to compute any amount of accrued interest for a period of less than one full year, other than with respect to regular semi-annual interest payments, such interest shall be calculated on the basis of the actual number of days in the period and a year of 365 or 366 days, as the case may be.

§ 4
Maturity, [Early Redemption,] Repurchase

(1)    The Notes shall be redeemed at par on •. Subject to the provisions of [subsection (2) and] § 7, neither the Issuer nor any holder of a Note (each a “Holder”) shall be entitled to redeem the Notes prior to their stated maturity.

[(2)    The Notes may be redeemed, as a whole but not in part, on • at the option of the Issuer upon not less than • New York and • Business Days (§ 5(3)) prior written notice given in accordance with § 10, at a redemption price equal to • % of the principal amount of the Notes, together with interest accrued to, but excluding, •.]

(•)    The Issuer may at any time purchase and resell Notes in the open market or otherwise.

§ 5
Payments

(1)    Payments. (a) Payments of principal of, and interest on, the Notes shall be made on the relevant payment date (subsection (4)) to the registered holder of the Global Certificates in U.S. dollars or the Designated Currency as set forth below. Payments of principal shall be made upon surrender of the Global Certificates to the Paying Agent (§ 8).

(b)    Any Holder shall receive payments of principal and interest in respect of the Notes in U.S. dollars, unless such Holder elects to receive payments in the Designated Currency in accordance with the procedures set out below. To the extent that Holders shall not have made such election in respect of any payment of principal or interest, the aggregate amount designated for all such Holders in respect of such payment (the “Designated Currency Conversion Amount”) shall be converted by the Paying Agent into U.S. dollars and paid by wire transfer of same day funds to the registered holder of the Global Certificates for payment through DTC’s settlement system to the relevant DTC participants. All costs of any such conversion shall be deducted from such payments. Any such conversion shall be based on the bid quotation of the Paying Agent, at or prior to 11:00 a.m. New York time, on the second Conversion Business Day preceding the relevant payment date, for the purchase by the Paying Agent of the Designated Currency Conversion Amount with U.S. dollars for settlement on such payment date. Conversion Business Day means a day which is a New York Business Day, a • Business Dayand a Frankfurt Business Day (subsection (3)). If such bid quotation is not available, the Paying Agent shall obtain a bid quotation from a leading foreign exchange bank in New York City selected by the Paying Agent for such purpose. If no bid quotation from a leading foreign exchange bank is available, payment of the Designated Currency Conversion Amount will be made in the Designated Currency to the account or accounts specified by DTC to the Paying Agent. Until such account or accounts are so specified, the funds still held by the Paying Agent shall bear interest at the rate of interest quoted by the Paying Agent for deposits with it on an overnight basis, to the extent that the Paying Agent is reasonably able to reinvest such funds.

(c)    Any Holder may elect to receive payment of principal and interest with respect to the Notes in the Designated Currency by causing DTC, through the relevant DTC participant, to notify the Paying Agent by the time specified below of (i) such Holder’s election to receive all or a portion of such payment in the Designated Currency and (ii) wire transfer instructions to a Designated Currency account. Such election in respect of any payment shall be made by the Holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable. DTC’s notification of such election, wire transfer instructions and of the amount payable in the Designated Currency pursuant to this subsection (1)(c) must be received by the Paying Agent prior to 5:00 p.m. New York time on the fifth New York Business Day (subsection (3)) following the relevant Record Date (subsection (2)) in the case of interest and prior to 5:00 p.m. New York time on the eighth New York Business Day prior to the payment date (subsection (4)) for the payment of principal. Any payments under this subsection (1)(c) in the Designated Currency shall be made by wire transfer of same day funds to Designated Currency accounts specified by DTC.

(d)    All payments made by the Issuer to, or to the order of, the registered holder of the Global Certificates shall discharge the liability of the Issuer under the Notes to the extent of the sums so paid.

(2)    Record Date. The record date (the “Record Date”) for purposes of payments (subsection (1)) of principal and interest shall be, in respect of each such payment, the tenth New York Business Day (subsection (3)) preceding the relevant due date.

(3)    Business Days. If any due date for payment of principal or interest in the Designated Currency in respect of any Note to the registered holder of the Global Certificates is not a • Business Day, such payment will not be made until the next following • Business Day, and no further interest shall be paid in respect of the delay in such payment. If any due date for payment of principal or interest in U.S. dollars in respect of any Note to the registered holder of the Global Certificates, is not a • Business Day or not a New York Business Day, such payment will not be made until the next day which is both a • Business Day and a New York Business Day, and no further interest shall be paid in respect of the delay in such payment. “New York Business Day” means any day on which banking institutions in New York City are not obliged and not authorised to close. “• Business Day” means any day (other than a Saturday or Sunday) on which credit institutions are open for business in •. “Frankfurt Business Day” means any day (other than a Saturday or Sunday) on which credit institutions are open for business in Frankfurt am Main.

(4)    Payment Date and Due Date. For the purposes of these Terms and Conditions “payment date” means the day on which the payment is actually to be made, where applicable as adjusted in accordance with subsection (3), and “due date” means the payment date provided for herein, without taking account of any such adjustment.

§ 6
Taxation

All payments by the Issuer in respect of the Notes shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such deduction or withholding, the Issuer shall not be required to pay any additional amounts in respect of the Notes.

§ 7
Termination for Default

Any Holder may, at his option, declare Notes held by him due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment if the Issuer shall fail to pay any amount payable hereunder within 30 days from the relevant due date. The right to declare Notes due shall cease if the Holder has received the relevant payment before the Holder has exercised such right. Any notice declaring Notes due shall be made by means of a written notice to be delivered by hand or registered mail to the Issuer together with proof that such Holder at the time of such notice is a holder of the relevant Notes by means of a certificate of the Holder’s Custodian pursuant to § 11(3)(a).

§ 8
The Agents

(1)    Initial Agents and Specified Offices. The initial Paying Agent and Registrar (together the “Agents”) and their initial offices through which they act (the “Specified Offices”) are set forth at the end of these Terms and Conditions.

(2)    Change of Agents and their Specified Offices. The Issuer reserves the right at any time to vary or terminate the appointment of the Paying Agent or Registrar or approve any change in the office through which they act, provided that there shall at all times be a Registrar and Paying Agent, and provided further that so long as the Notes are listed on any stock exchange(s) (and the rules of such stock exchange(s) so require), the Issuer shall maintain a Paying Agent with a Specified Office in the city in which such stock exchange(s) is (are) located. The Issuer shall give notice of any change in the Agents or their Specified Offices by publication in accordance with § 10.

(3)    No Legal Relationship. The Agents in such capacity are acting exclusively as agents of the Issuer and do not have any legal relationship of whatever nature with the Holders and are not in any event accountable to any Holder.

§ 9
Further Issues

The Issuer reserves the right, from time to time without the consent of the Holders, to issue additional notes, on terms identical in all respects to those set forth herein (except as to the date from which interest shall accrue), so that such additional notes shall be consolidated with, form a single issue with and increase the aggregate principal amount of, the Notes. The term “Notes” shall, in the event of such increase, also include such additionally issued notes.

§ 10
Notices

All notices regarding the Notes shall be published in the following journals: (a) so long as the Notes are listed on the Luxembourg Stock Exchange (and the rules of such Stock Exchange so require) in a leading daily newspaper in Luxembourg (expected to be the Luxemburger Wort); (b) a leading daily newspaper of general circulation in the Federal Republic of Germany; (c) a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be the Wall Street Journal); and (d) a leading daily newspaper of general circulation in • (expected to be • ). Any notice will become effective for all purposes on the third day following the date of its publication, or, if published more than once or on different dates, on the third day following the first date of any such publication.

§ 11
Governing Law, Jurisdiction, Enforcement, Language

(1)    Governing Law. The Notes, both as to form and content, as well as the rights and duties of the Holders and the Issuer shall be governed by and shall be construed in accordance with the laws of the Federal Republic of Germany. Transfers and pledges of Notes executed between DTC participants and between DTC and DTC participants shall be governed by the laws of the State of New York.

(2)    Jurisdiction. Any action or other legal proceedings arising out of or in connection with the Notes may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.

(3)    Enforcement. Any Holder may in any proceedings against the Issuer or to which the Holder and the Issuer are parties protect and enforce in its own name its rights arising under its Notes on the basis of (a) a certificate issued by its Custodian (i) stating the full name and address of the Holder, (ii) specifying an aggregate principal amount of Notes credited on the date of such statement to such Holder’s securities account maintained with such Custodian and (iii) confirming that the Custodian has given a written notice to DTC and the Registrar containing the information pursuant to (i) and (ii) and bearing acknowledgements of DTC and the relevant DTC participant and (b) copies of the Global Certificates certified as being true copies by a duly authorized officer of DTC or the Registrar. For purposes of the foregoing, “Custodian” means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the Holder maintains a securities account in respect of any Notes and includes DTC and any other clearing system which participates in DTC.

(4)    Language. These Terms and Conditions are written in the English language and provided with a German language translation. The English text shall be controlling and binding. The German language translation is provided for convenience only.

Registrar and Paying Agent

Deutsche Bank Trust Company Americas
60 Wall Street
MS NYC60-2515
New York, NY 10005

Schedule 1C

German Language Version of the
TERMS AND CONDITIONS OF THE DESIGNATED CURRENCY-NOTES

§ 1
Allgemeine Bestimmungen

(1)    Währung, Nennbetrag und Stückelung. Die •% Globalanleihe fällig • der KfW, Frankfurt am Main, Bundesrepublik Deutschland (die “Emittentin”) wird in • (die “festgelegte Währung”) im Gesamtnennbetrag von • (in Worten: • ) begeben und ist ist in • untereinander gleichberechtigte Teilschuldverschreibungen im Nennbetrag von je • • (die “Schuldverschreibungen”) eingeteilt.

(2)    Globalurkunde. Form. Die Schuldverschreibungen werden durch eine oder mehrere Dauerglobalurkunden ohne Zinsscheine verbrieft (die “Globalurkunden”). Die Globalurkunden werden von der Deutsche Bank Trust Company Americas (“DBTCA”) oder einem etwaigen Rechtsnachfolger als Verwahrer für The Depository Trust Company, New York (“DTC”) verwahrt. Die Globalurkunden sind als Namenspapiere auf den Namen von Cede & Co. als dem Beauftragten von DTC ausgestellt und in ein Register (das “Register”) eingetragen, welches von der Registerstelle (§ 8)geführt wird. Die Globalurkunden tragen jeweils die eigenhändigen Unterschriften zweier ordnungsgemäß bevollmächtigter Vertreter der Emittentin und sind jeweils von der Registerstelle oder in deren Namen mit einer handschriftlichen Kontrollunterschrift versehen. Kopien der Globalurkunden sind bei der Zahlstelle (§ 8) kostenlos erhältlich.

(3)    Übertragung. Übertragungen von Schuldverschreibungen setzen entsprechende Depotbuchungen voraus.

§ 2
Status

Die Schuldverschreibungen begründen nicht besicherte und nicht nachrangige Verbindlichkeiten der Emittentin und stehen im gleichen Rang mit allen anderen gegenwärtigen und zukünftigen nicht besicherten und nicht nachrangigen Verbindlichkeiten der Emittentin, soweit nicht zwingende gesetzliche Bestimmungen etwas anderes vorschreiben.

§ 3
Zinsen

(1)    [Im Falle von Schuldverschreibungen mit festem Zinssatz: Zinssatz und Fälligkeit. Die Schuldverschreibungen werden vom • an mit jährlich • % verzinst. Die Verzinsung der Schuldverschreibungen endet mit dem Ablauf des Tages, der dem Tag vorangeht, an dem sie zur Rückzahlung fällig werden. Die Zinsen sind in zwei gleichen halbjährlichen Teilbeträgen nachträglich am • und am • zur Zahlung fällig. [Im Falle eines langen oder kurzen Kupons hinzufügen: Der erste Zinszahlungstermin ist der • für den Zeitraum vom • (einschließlich) bis zum • (ausschließlich). Der Zinsbetrag für diesen Zeitraum beläuft sich auf • für den Gesamtnennbetrag der Schuldverschreibungen.]]

[Im Falle von Schuldverschreibungen mit einem Zinssatz, der kein fester Zinssatz ist, Einzelheiten zur Berechnung und Bestimmung dieses Zinssatzes hier einfügen.]

(2)    Verzug. Sofern die Emittentin die Schuldverschreibungen nicht am Fälligkeitstag zurückzahlt, werden die Schuldverschreibungen, vorbehaltlich der Bestimmungen des § 5(3), vom Fälligkeitstag bis zur tatsächlichen Rückzahlung der Schuldverschreibungen zum gesetzlichen Verzugszinssatz verzinst.

(3)    Stückzinsen. Sind Beträge von Stückzinsen in bezug auf die Schuldverschreibungen (ausser regulären halbjährlichen Zinszahlungen) für einen Zeitraum von weniger als einem Jahr zu berechnen, so werden diese auf der Grundlage der tatsächlichen Anzahl von Tagen in diesem Zeitraum und eines Jahres von 365 oder 366 Tagen ermittelt.

§ 4
Fälligkeit; [Vorzeitige Rückzahlung;] Rückkauf

(1)    Die Schuldverschreibungen sind am • zu ihrem Nennbetrag zurückzuzahlen. Vorbehaltlich der Bestimmungen in [Absatz (2) und] § 7 ist weder die Emittentin noch ein Gläubiger der Schuldverschreibungen (jeweils ein “Anleihegläubiger”) berechtigt, die Schuldverschreibungen vor ihrer Fälligkeit zur Rückzahlung zu kündigen.

[(2)    Die Schuldverschreibungen können am • nach Wahl der Emittentin insgesamt, jedoch nicht teilweise, mit einer Vorankündigungsfrist von mindestens • New Yorker und • Geschäftstagen (§ 5(3)) durch Bekanntmachung gemäß § 10 zum Rückkaufpreis von • % ihres Nennbetrages zusammen mit den Stückzinsen bis zum • (ausschließlich) zur Rückzahlung gekündigt werden.]

(•)    Die Emittentin ist berechtigt, Schuldverschreibungen jederzeit im Markt oder anderweitig zu kaufen und wieder zu verkaufen.

§ 5
Zahlungen

(1)    Zahlungen. (a) Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen erfolgen am jeweiligen Zahlungstag (Absatz (4)) in US-Dollar oder in der festgelegten Währung nach Maßgabe der nachfolgenden Bestimmungen an den eingetragenen Inhaber der Globalurkunden. Zahlungen von Kapital erfolgen gegen Einreichung der Globalurkunden bei der Zahlstelle (§ 8).

(b)    Ein Anleihegläubiger erhält Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen in US-Dollar, soweit er nicht gemäß den nachfolgend beschriebenen Verfahren Zahlungen in der festgelegten Währung wählt. Soweit Anleihegläubiger für eine Zahlung von Kapital oder Zinsen keine derartige Wahl getroffen haben, wird der für alle diese Anleihegläubiger bei dieser Zahlung bestimmte Gesamtbetrag (der “Umtauschbetrag der festgelegten Währung”) von der Zahlstelle in US-Dollar umgetauscht und durch Überweisung in gleichtägig verfügbaren Mitteln an den eingetragenen Inhaber der Globalurkunden zur Auszahlung über das Abrechnungssystem der DTC an die betreffenden DTC-Teilnehmer gezahlt. Alle Kosten eines derartigen Umtauschs werden von diesen Zahlungen abgezogen. Jeder derartige Umtausch basiert auf dem Ankaufskurs der Zahlstelle vor oder um 11.00 Uhr New Yorker Zeit am zweiten Umtausch-Geschäftstag vor dem jeweiligen Zahlungstag für den Kauf des Umtauschbetrages der festgelegten Währung durch die Zahlstelle gegen US-Dollar zur Abrechnung an diesem Zahlungstag. Umtausch-Geschäftstag ist ein Tag, der ein Geschäftstag in New York, [ein Geschäftstag in • ] und ein Geschäftstag in Frankfurt ist (Absatz (3)). Falls es einen derartigen Ankaufskurs nicht gibt, wird die Zahlstelle von einer im Devisenhandel führenden Bank in New York City, die von der Zahlstelle zu diesem Zweck ausgewählt wird, einen Ankaufskurs einholen. Falls kein Ankaufskurs einer im Devisenhandel führenden Bank erhältlich ist, erfolgt die Zahlung des Umtauschbetrages in der festgelegten Währung auf das Konto oder die Konten, die der Zahlstelle von der DTC bezeichnet werden. Bis dieses Konto oder diese Konten derart bezeichnet sind, werden die noch von der Zahlstelle gehaltenen Mittel mit einem Zinssatz, der von der Zahlstelle für bei ihr als Tagesgeld angelegte Einlagen gestellt wird, verzinst, soweit die Zahlstelle vernünftigerweise in der Lage ist, diese Mittel wieder anzulegen.

(c)    Ein Anleihegläubiger kann Zahlung von Kapital und Zinsen auf die Schuldverschreibungen in der festgelegten Währung wählen, indem er die DTC durch den betreffenden DTC-Teilnehmer dazu veranlaßt, die Zahlstelle zu dem nachfolgend bestimmten Zeitpunkt über (i) die Wahl dieses Anleihegläubigers, diese Zahlung ganz oder zum Teil in der festgelegten Währung zu empfangen, und (ii) den Auftrag zur Überweisung auf ein Konto in der festgelegten Währung zu benachrichtigen. Eine derartige Wahl hat für die jeweilige Zahlung durch den Anleihegläubiger zu dem Zeitpunkt und in der Art und Weise zu erfolgen, wie sie von den jeweils anwendbaren Verfahrensregeln der DTC gefordert wird, und ist gemäß diesen Verfahrensregeln unwiderruflich. Die Benachrichtigung seitens der DTC über diese Wahl, den Überweisungsauftrag und den in der festgelegten Währung gemäß diesem Absatz (1)(c) zahlbaren Betrag muß bei der Zahlstelle vor 17.00 Uhr (New Yorker Zeit) am fünften New Yorker Geschäftstag (Absatz (3)) nach dem jeweiligen Stichtag (Absatz (2)) für Zinsen und vor 17.00 Uhr (New Yorker Zeit) am achten New Yorker Geschäftstag vor dem Zahlungstag (Absatz (4)) für die Zahlung von Kapital eingegangen sein. Zahlungen in der festgelegten Währung gemäß diesem Absatz (1)(c) erfolgen durch Überweisung von gleichtägig verfügbaren Mitteln auf die von der DTC bezeichneten Konten in der festgelegten Währung.

(d)    Zahlungen der Emittentin an den eingetragenen Inhaber der Globalurkunden oder nach dessen Weisung befreien die Emittentin in Höhe der geleisteten Zahlungen von ihren Verbindlichkeiten aus den Schuldverschreibungen.

(2)    Stichtag. Der Stichtag (der “Stichtag”) für Zahlungen (Absatz (1)) von Kapital und Zinsen ist der zehnte New Yorker Geschäftstag (Absatz (3)) vor dem jeweiligen Fälligkeitstag.

(3)    Geschäftstage. Ist ein Fälligkeitstag für die Zahlung von Kapital oder Zinsen in der festgelegten Währung auf eine Schuldverschreibung an den eingetragenen Inhaber der Globalurkunden nicht ein • Geschäftstag, so wird die betreffende Zahlung erst am nächstfolgenden • Geschäftstag geleistet, ohne dass wegen dieser Zahlungsverzögerung zusätzliche Zinsen gezahlt werden. Ist ein Fälligkeitstag für die Zahlung von Kapital oder Zinsen in US-Dollar auf eine Schuldverschreibung an den eingetragenen Inhaber der Globalurkunden nicht ein • Geschäftstag oder nicht ein New Yorker Geschäftstag, so wird die betreffende Zahlung erst am nächsten Tag, der zugleich ein • Geschäftstag und ein New Yorker Geschäftstag ist, geleistet, ohne dass wegen dieser Zahlungsverzögerung zusätzliche Zinsen gezahlt werden. Ein “New Yorker Geschäftstag” ist jeder Tag, an dem Banken in New York City nicht verpflichtet und nicht berechtigt sind, zu schließen. Ein “• Geschäftstag” ist jeder Tag (außer einem Samstag oder Sonntag), an dem Kreditinstitute in Toronto für den Geschäftsverkehr geöffnet sind. Ein “Frankfurter Geschäftstag” ist jeder Tag (außer einem Samstag oder Sonntag), an dem Kreditinstitute in Frankfurt am Main für den Geschäftsverkehr geöffnet sind.

(4)    Zahlungstag und Fälligkeitstag. Im Sinne dieser Anleihebedingungen ist “Zahlungstag” der Tag, an dem, gegebenenfalls aufgrund einer Anpassung gemäß Absatz (3), die Zahlung tatsächlich zu leisten ist, und “Fälligkeitstag” der vorgesehene Zahlungstermin ohne Berücksichtigung einer solchen Anpassung.

§ 6
Steuern

Sämtliche Zahlungen der Emittentin auf die Schuldverschreibungen sind ohne Abzug oder Einbehalt von Steuern oder sonstigen Abgaben zu leisten, es sei denn, die Emittentin ist rechtlich verpflichtet, solche Steuern oder Abgaben abzuziehen oder einzubehalten. Fallen derartige Abzüge oder Einbehalte an, so ist die Emittentin nicht verpflichtet, irgendwelche zusätzlichen Beträge auf die Schuldverschreibungen zu zahlen.

§ 7
Kündigung durch Anleihegläubiger

Jeder Anleihegläubiger ist berechtigt, seine Schuldverschreibungen zur Rückzahlung zum Nennbetrag zuzüglich bis zum Rückzahlungstag aufgelaufener Zinsen zu kündigen, falls die Emittentin nach Maßgabe dieser Anleihebedingungen zahlbare Beträge nicht innerhalb von 30 Tagen nach dem betreffenden Fälligkeitstag zahlt. Das Kündigungsrecht erlischt, wenn der Anleihegläubiger die betreffende Zahlung erhalten hat, bevor er das Kündigungsrecht ausgeübt hat. Die Kündigung zur Rückzahlung hat in der Weise zu erfolgen, daß der Anleihegläubiger der Emittentin eine schriftliche Kündigungserklärung übergibt oder durch eingeschriebenen Brief übermittelt und dabei durch eine Bescheinigung seiner Depotbank gemäß § 11(3)(a) nachweist, daß er im Zeitpunkt der Kündigung Gläubiger der betreffenden Schuldverschreibungen ist.

§ 8
Die Erfüllungsgehilfen

(1)    Anfängliche Erfüllungsgehilfen und bezeichnete Geschäftsstellen. Die anfängliche Zahlstelle und die anfängliche Registerstelle (zusammen die “Erfüllungsgehilfen”) und ihre anfänglichen Geschäftsstellen, durch welche sie handeln (die “bezeichneten Geschäftsstellen”), sind am Ende dieser Anleihebedingungen aufgeführt.

(2)    Änderung der Erfüllungsgehilfen und ihrer bezeichneten Geschäftsstellen. Die Emittentin behält sich das Recht vor, jederzeit die Bestellung der Zahlstelle oder der Registerstelle zu ändern oder zu beenden oder einer Änderung der Geschäftsstelle, durch welche sie handeln, zuzustimmen, vorausgesetzt, daß stets eine Registerstelle und eine Zahlstelle vorhanden sein muß, und weiter vorausgesetzt, daß solange die Schuldverschreibungen an einer Börse oder Börsen zugelassen sind (und die Regeln dieser Börse(n) es erfordern), die Emittentin eine Zahlstelle mit bezeichneter Geschäftsstelle an dem Börsenort bzw. den Börsenorten zu unterhalten hat. Die Emittentin hat jede Änderung in der Person der Erfüllungsgehilfen oder ihrer bezeichneten Geschäftsstellen durch Veröffentlichung gemäß § 10 bekanntzumachen.

(3)    Keine Rechtsbeziehungen. Die Erfüllungsgehilfen handeln als solche ausschließlich als Erfüllungsgehilfen der Emittentin und haben keinerlei rechtliche Beziehung welcher Art auch immer mit den Anleihegläubigern und sind den Anleihegläubigern gegenüber in keinem Fall verantwortlich.

§ 9
Begebung weiterer Schuldverschreibungen

Die Emittentin behält sich vor, von Zeit zu Zeit ohne Zustimmung der Anleihegläubiger weitere Schuldverschreibungen mit gleicher Ausstattung (gegebenenfalls mit Ausnahme des Tages des Verzinsungsbeginns) in der Weise zu begeben, daß sie mit den Schuldverschreibungen zusammengefaßt werden, eine einheitliche Emission mit ihnen bilden und ihren Gesamtnennbetrag erhöhen. Der Begriff “Schuldverschreibungen” umfaßt im Fall einer solchen Erhöhung auch solche zusätzlich begebenen Schuldverschreibungen.

§ 10
Bekanntmachungen

Alle Bekanntmachungen, die die Schuldverschreibungen betreffen, werden in folgenden Zeitungen veröffentlicht: (a) solange wie die Schuldverschreibungen an der Luxemburger Wertpapierbörse gelistet sind (und die Regeln dieser Börse das verlangen) in einer führenden Tageszeitung in Luxemburg (voraussichtlich das Luxemburger Wort); (b) einer führenden Tageszeitung mit allgemeiner Verbreitung in der Bundesrepublik Deutschland; und (c) in einer in englischer Sprache erscheinenden und in New York allgemein verbreiteten führenden Tageszeitung (voraussichtlich das Wall Street Journal); und (d) in einer führenden Tageszeitung in • mit allgemeiner Verbreitung (voraussichtlich •). Sämtliche Bekanntmachungen werden wirksam am dritten Tag, der auf die Veröffentlichung folgt oder, sofern die Veröffentlichung mehr als einmal oder an verschiedenen Tagen erfolgt, am dritten Tag, der auf die erste Veröffentlichung folgt.

§ 11
Anwendbares Recht; Gerichtsstand;
Geltendmachung von Ansprüchen; Sprache

(1)    Anwendbares Recht. Form und Inhalt der Schuldverschreibungen, die Rechte und Pflichten der Anleihegläubiger und der Emittentin bestimmen sich in jeder Hinsicht nach deutschem Recht. Übertragungen und Verpfändungen von bei DTC verwahrten Schuldverschreibungen, die zwischen DTC-Teilnehmern und zwischen der DTC und DTC-Teilnehmern durchgeführt werden, unterliegen dem Recht des Staates New York.

(2)    Gerichtsstand. Zuständig für alle Klagen oder sonstigen Verfahren aus oder im Zusammenhang mit den Schuldverschreibungen ist ausschließlich das Landgericht in Frankfurt am Main.

(3)    Geltendmachung von Ansprüchen. Jeder Anleihegläubiger kann in Rechtsstreitigkeiten gegen die Emittentin oder in Rechtsstreitigkeiten, an denen der Anleihegläubiger und die Emittentin beteiligt sind, im eigenen Namen seine Rechte aus den ihm zustehenden Schuldverschreibungen unter Vorlage folgender Unterlagen wahrnehmen und durchsetzen: (a) einer Bescheinigung seiner Depotbank, die (i) den vollen Namen und die volle Anschrift des Anleihegläubigers bezeichnet, (ii) einen Gesamtnennbetrag von Schuldverschreibungen angibt, die am Ausstellungstag dieser Bescheinigung dem bei dieser Depotbank bestehenden Depot des Anleihegläubigers gutgeschrieben sind, und (iii) bestätigt, daß die Depotbank der DTC sowie der Registerstelle eine schriftliche Mitteilung gemacht hat, die die Angaben gemäß (i) und (ii) enthält, und Bestätigungsvermerke der DTC sowie des betroffenen DTC-Teilnehmers trägt, sowie (b) von einem Vertretungsberechtigten der DTC oder der Registerstelle beglaubigte Ablichtungen der Globalurkunden. Im Sinne der vorstehenden Bestimmungen ist

“Depotbank” ein Bank- oder sonstiges Finanzinstitut (einschließlich DTC und jedes anderen Clearing Systems, das DTC Teilnehmer ist) von allgemein anerkanntem Ansehen, das eine Genehmigung für das Wertpapier-Depotgeschäft hat und bei dem der Anleihegläubiger Schuldverschreibungen im Depot verwahren läßt.

(4)    Sprache. Diese Anleihebedingungen sind in [englischer] [deutscher] Sprache abgefaßt. Eine Übersetzung in die [deutsche] [englische] Sprache ist beigefügt. Der [englische] [deutsche] Text ist verbindlich und maßgeblich. Die Übersetzung in die [deutsche] [englische] Sprache ist unverbindlich.

Registerstelle und Zahlstelle

Deutsche Bank Trust Company Americas
60 Wall Street
MS NYC60-2515
New York, NY 10005

Schedule 2A

Non-binding English Translation of the
FORM OF THE CBF GLOBAL CERTIFICATE

ISIN •	Common Code •
CUSIP •	WKN •

KfW
Frankfurt am Main, Federal Republic of Germany

Euro • • % Global Bonds due •

THIS GLOBAL CERTIFICATE HAS BEEN CREATED IN ORDER TO BE HELD IN CUSTODY BY CLEARSTREAM BANKING AG (“CBF” OR THE “DEPOSITARY”) AND TO SERVE AS THE BASIS FOR THE DELIVERY AND TRANSFER OF BONDS TO BE HELD IN THE CBF DEPOSITARY AND CLEARING SYSTEM THROUGHOUT THE LIFE OF THE BONDS. THIS GLOBAL CERTIFICATE WILL BE KEPT IN CUSTODY BY CBF UNTIL ALL OBLIGATIONS OF KfW UNDER THE BONDS HAVE BEEN SATISFIED. ALL PAYMENTS MADE BY KfW TO CBF SHALL DISCHARGE THE LIABILITY OF KfW UNDER THE BONDS TO THE EXTENT OF THE SUMS SO PAID.

GLOBAL BEARER CERTIFICATE
representing a principal amount of
up to • billion euro (euro • )

of the • % Global Bonds due • in the aggregate principal amount of • (euro • ) issued by KfW (the “Issuer”).

This Global Certificate represents up to • million bonds in the principal amount of euro 1,000 each (the “Bonds”). It has been issued by the Issuer as a bearer instrument and been deposited with CBF in order to permit delivery and transfer of Bonds within the CBF depositary and clearing system. Definitive Certificates representing individual Bonds and interest coupons shall not be issued.

The actual number of Bonds represented from time to time by this Global Certificate shall be evidenced by the records of the Depositary, which in turn shall be based on the register maintained by Deutsche Bank Aktiengesellschaft, Frankfurt am Main (the “Register”), or any successor in such capacity appointed by the Issuer, acting as registrar (the “Registrar”) on behalf of the Issuer. In the case of any inconsistency between the Register and the records of the Depositary, the Register prevails, except in the case of manifest error.

The Issuer hereby undertakes to pay to the bearer hereof, on the maturity date of the Bonds, the principal sum of the Bonds represented hereby and to pay interest on the principal sum represented hereby, all in accordance with the Terms and Conditions of the Bonds (the “Conditions”) attached hereto.

The Conditions form part of this Global Certificate.

This Global Certificate is only valid if it has been provided with the manual authentication signature on behalf of the Registrar.

Frankfurt am Main, Federal Republic of Germany

• , 200 •

KfW

___________________ __________________

Authentication signature
for and on behalf of
Deutsche Bank Aktiengesellschaft,
as Registrar

Schedule 2A

German Language Version of the
FORM OF THE CBF GLOBAL CERTIFICATE

ISIN •	Common Code •
CUSIP •	WKN •

KfW
Frankfurt am Main, Bundesrepublik Deutschland

Euro • • % Globalanleihe fällig •

DIESE SAMMELSCHULDVERSCHREIBUNG IST ERSTELLT WORDEN, UM WÄHREND DER GESAMTEN LAUFZEIT DER SCHULDVERSCHREIBUNGEN VON DER CLEARSTREAM BANKING AG (“CBF” ODER “VERWAHRER”) VERWAHRT ZU WERDEN UND ALS GRUNDLAGE FÜR DIE LIEFERUNG UND ÜBERTRAGUNG VON SCHULDVERSCHREIBUNGEN IM VERWAHR- UND EFFEKTENGIROSYSTEM DER CBF ZU DIENEN. DIESE SAMMELSCHULDVERSCHREIBUNG WIRD VON DER CBF VERWAHRT, BIS SäMTLICHE VERPFLICHTUNGEN DER KfW AUS DEN SCHULDVERSCHREIBUNGEN ERFÜLLT SIND. ZAHLUNGEN DER KfWAN DIE CBF BEFREIEN DIE KfWIN HÖHE DER GELEISTETEN ZAHLUNGEN VON IHREN VERBINDLICHKEITEN AUS DEN SCHULDVERSCHREIBUNGEN.

INHABER-SAMMELSCHULDVERSCHREIBUNG
über einen Nennbetrag von
bis zu • Milliarden Euro
(Euro • )

der • % Globalanleihe fällig • im Gesamtnennbetrag von • Euro (Euro • ) der KfW (die “Emittentin”).

Diese Sammelschuldverschreibung verbrieft bis zu • Millionen Teilschuldverschreibungen im Nennbetrag von je Euro 1.000 (die “Schuldverschreibungen”). Sie ist von der Emittentin als Inhaberurkunde begeben und bei der CBF zur Verwahrung eingeliefert worden, um die Lieferung und Übertragung von Schuldverschreibungen im Verwahr- und Effektengirosystem der CBF zu ermöglichen. Effektive Urkunden über einzelne Schuldverschreibungen und Zinsscheine werden nicht ausgegeben.

Die tatsächliche Zahl der durch diese Sammelschuldverschreibung jeweils verbrieften Schuldverschreibungen ergibt sich aus den Unterlagen des Verwahrers, die ihrerseits beruhen auf dem Register der Deutsche Bank Aktiengesellschaft, Frankfurt am Main (das “Register”), die als Registerstelle für die Emittentin fungiert, oder eines etwa von der Emittentin bestellten Nachfolgers in dieser Funktion (die “Registerstelle”). Im Falle von Unstimmigkeiten zwischen dem Register und den Unterlagen des Verwahrers ist das Register, außer im Falle eines offenkundigen Irrtums, maßgeblich.

Die Emittentin verpflichtet sich hiermit, nach Maßgabe der beigefügten Anleihebedingungen (die “Anleihebedingungen”) dem Inhaber dieser Urkunde bei Fälligkeit der Schuldverschreibungen den Kapitalbetrag der Schuldverschreibungen, die durch diese Urkunde verbrieft sind, zu zahlen und auf den in dieser Urkunde verbrieften Kapitalbetrag Zinsen zu zahlen.

Die Anleihebedingungen sind Teil dieser Sammelschuldverschreibung.

Diese Sammelschuldverschreibung ist nur wirksam, wenn sie mit der im Namen der Registerstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.

Frankfurt am Main, Bundesrepublik Deutschland

• 200 •

KfW

___________________ __________________

Kontrollunterschrift
(geleistet im Namen von
Deutsche Bank Aktiengesellschaft
als Registerstelle)

Schedule 2A

Non-binding English Translation of the
FORM OF THE DTC GLOBAL CERTIFICATE

ISIN •	Common Code •
CUSIP •	WKN •

KfW
Frankfurt am Main, Federal Republic of Germany

Euro • • % Global Bonds due •

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GLOBAL REGISTERED CERTIFICATE
representing a principal amount of
up to • billion euro
(euro • )

of the • % Global Bonds due • in the aggregate principal amount of • euro (euro • ), issued by KfW (the “Issuer”).

This Global Certificate represents up to • million bonds in the principal amount of euro 1,000 each (the “Bonds”). It has been issued by the Issuer as a registered global certificate to Cede & Co., as nominee of DTC, and been deposited in the DTC depositary and clearing system in order to permit delivery and transfer of Bonds in book-entry form without physical delivery of definitive certificates within that system. DTC and its successor, if any, as depositary for this Global Certificate shall herein also be referred to as the “Depositary”. Definitive Certificates representing individual Bonds and interest coupons shall not be issued.

The actual number of Bonds represented from time to time by this Global Certificate shall be evidenced by the records of the Depositary, which in turn shall be based on the register maintained by Deutsche Bank Aktiengesellschaft, Frankfurt am Main (the “Register”), or any successor in such capacity appointed by the Issuer, acting as registrar (the “Registrar”)

on behalf of the Issuer. In the case of any inconsistency between the Register and the records of the Depositary, the Register prevails, except in the case of manifest error.

The Issuer hereby undertakes to pay to Cede & Co., on the maturity date of the Bonds, the principal sum of the Bonds represented hereby and to pay interest on the principal sum represented hereby, all in accordance with the Terms and Conditions of the Bonds (the “Conditions”) attached hereto.

This Global Certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary. Any transfer shall be effective only if registered upon the books maintained for that purpose by the Registrar.

The Conditions form part of this Global Certificate.

This Global Certificate is only valid if it has been provided with the manual authentication signature on behalf of the Registrar.

Frankfurt am Main, Federal Republic of Germany

• , 200 •

KfW

___________________ __________________

Authentication signature
for and on behalf of
Deutsche Bank Aktiengesellschaft,
as Registrar

Schedule 2A

German Language Version of the
FORM OF THE DTC GLOBAL CERTIFICATE

ISIN •	Common Code •
CUSIP •	WKN •

KfW
Frankfurt am Main, Bundesrepublik Deutschland

Euro • • % Globalanleihe fällig •

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NAMENS-SAMMELSCHULDVERSCHREIBUNG
über einen Nennbetrag von
bis zu • Milliarden Euro
(Euro • )

der • % Globalanleihe fällig • im Gesamtnennbetrag von • Euro (Euro • ) der KfW (die “Emittentin”).

Diese Sammelschuldverschreibung verbrieft bis zu • Millionen Teilschuldverschreibungen im Nennbetrag von je Euro 1.000 (die “Schuldverschreibungen”). Sie ist von der Emittentin als Namens-Sammelschuldverschreibung an Cede & Co. als Beauftragte der DTC begeben und in das Verwahr- und Clearingsystem der DTC zur Verwahrung eingeliefert worden, um die Lieferung und Übertragung von Schuldverschreibungen innerhalb dieses Systems im Buchungswege ohne Lieferung effektiver Stücke zu ermöglichen. DTC und deren etwaiger Nachfolger als Verwahrer dieser Sammelschuldverschreibung werden in dieser Urkunde auch als “Verwahrer” bezeichnet. Effektive Urkunden über einzelne Schuldverschreibungen und Zinsscheine werden nicht ausgegeben.

Die tatsächliche Zahl der in dieser Sammelschuldverschreibung jeweils verbrieften Schuldverschreibungen ergibt sich aus den Unterlagen des Verwahrers, die ihrerseits beruhen auf dem Register der Deutsche Bank Aktiengesellschaft, Frankfurt am Main (das “Register”), die als Registerstelle für die Emittentin fungiert, oder eines etwa von der Emittentin bestellten Nachfolgers in dieser Funktion (die “Registerstelle”). Im Falle von Unstimmigkeiten zwischen dem Register und den Unterlagen des Verwahrers ist das Register, außer im Falle eines offenkundigen Irrtums, maßgeblich.

Die Emittentin verpflichtet sich hiermit, nach Maßgabe der beigefügten Anleihebedingungen (die “Anleihebedingungen”) an Cede & Co. am Tag der Fälligkeit der Schuldverschreibungen den Kapitalbetrag der Schuldverschreibungen, die durch diese Urkunde verbrieft sind, zu zahlen und auf den in dieser Urkunde verbrieften Kapitalbetrag Zinsen zu zahlen.

Diese Sammelurkunde kann nur insgesamt übertragen werden, und zwar nur entweder von DTC auf einen Beauftragten der DTC, von einem Beauftragten der DTC auf DTC oder auf einen anderen Beauftragten der DTC oder von DTC oder einem solchen Beauftragten auf einen als Nachfolger der DTC fungierenden neuen Verwahrer oder einen Beauftragten eines solchen neuen Verwahrers. Die Übertragung ist nur wirksam, wenn sie in den zu diesem Zweck von der Registerstelle geführten Unterlagen vermerkt wird.

Die Anleihebedingungen sind Teil dieser Sammelschuldverschreibung.

Diese Sammelschuldverschreibung ist nur wirksam, wenn sie mit der im Namen der Registerstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.

Frankfurt am Main, Bundesrepublik Deutschland

• 200 •

KfW

__________________ ___________________

Kontrollunterschrift
(geleistet im Namen von
Deutsche Bank Aktiengesellschaft
als Registerstelle)

Schedule 2B

German Language Version of the
FORM OF THE GLOBAL CERTIFICATES
U.S.$ 500.000.000

ISIN •	Common Code •
CUSIP •
No. R- •

KfW
Frankfurt am Main, Bundesrepublik Deutschland

U.S.$ • % Globalanleihe fällig •

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NAMENS-SAMMELSCHULDVERSCHREIBUNG
über einen Nennbetrag von
fünfhundert Millionen United States Dollars
(U.S.$ 500.000.000)

der • % Globalanleihe fällig • im Gesamtnennbetrag von • United States Dollars (U.S.$ • ) der KfW (die “Emittentin”).

Diese Sammelschuldverschreibung verbrieft fünfhunderttausend Teilschuldverschreibungen im Nennbetrag von je U.S.$ 1.000 (die “Schuldverschreibungen”). Sie ist von der Emittentin als Namens-Sammelschuldverschreibung an Cede & Co. als Beauftragte der DTC begeben und in das Verwahr- und Clearingsystem der DTC zur Verwahrung eingeliefert worden, um die Lieferung und Übertragung von Schuldverschreibungen innerhalb dieses Systems im Buchungswege ohne Lieferung effektiver Stücke zu ermöglichen. DTC und deren etwaiger Nachfolger als Verwahrer dieser Sammelschuldverschreibung werden in dieser Urkunde auch als “Verwahrer” bezeichnet.

Die in dieser Sammelschuldverschreibung verbrieften Schuldverschreibungen ergeben sich aus den Unterlagen des Verwahrers, die ihrerseits beruhen auf dem Register der Deutsche

Bank Trust Company Americas, einer Bankgesellschaft nach dem Recht des Staates New York (das “Register”), die als Registerstelle für die Emittentin fungiert, oder eines etwa von der Emittentin bestellten Nachfolgers in dieser Funktion (die “Registerstelle”). Im Falle von Unstimmigkeiten zwischen dem Register und den Unterlagen des Verwahrers ist das Register, außer im Falle eines offenkundigen Irrtums, maßgeblich.

Die Emittentin verpflichtet sich hiermit, nach Maßgabe der beigefügten Anleihebedingungen (die “Anleihebedingungen”) an Cede & Co. am Tag der Fälligkeit der Schuldverschreibungen den Kapitalbetrag der Schuldverschreibungen, die durch diese Urkunde verbrieft sind, zu zahlen und auf den in dieser Urkunde verbrieften Kapitalbetrag Zinsen zu zahlen.

Diese Sammelurkunde kann nur insgesamt übertragen werden, und zwar nur entweder von DTC auf einen Beauftragten der DTC, von einem Beauftragten der DTC auf DTC oder auf einen anderen Beauftragten der DTC oder von DTC oder einem solchen Beauftragten auf einen als Nachfolger der DTC fungierenden neuen Verwahrer oder einen Beauftragten eines solchen neuen Verwahrers. Die Übertragung ist nur wirksam, wenn sie in den zu diesem Zweck von der Registerstelle geführten Unterlagen vermerkt wird.

Die Anleihebedingungen sind Teil dieser Sammelschuldverschreibung.

Diese Sammelschuldverschreibung ist nur wirksam, wenn sie mit der im Namen der Registerstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.

Frankfurt am Main, Bundesrepublik Deutschland

• 200 •

KfW

__________________ ___________________

Kontrollunterschrift
(geleistet im Namen von
Deutsche Bank Trust Company Americas
als Registerstelle)

Schedule 2B

English Language Version of the
FORM OF THE GLOBAL CERTIFICATES
U.S.$ 500,000,000

ISIN •	Common Code •
CUSIP •
No. R- •

KfW
Frankfurt am Main, Federal Republic of Germany

U.S.$ • • % Global Notes due •

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GLOBAL REGISTERED CERTIFICATE
representing a principal amount of
five hundred million United States dollars
(U.S.$ 500,000,000)

of the • % Global Notes due • in the aggregate principal amount of • United States dollars (U.S.$ • ), issued by KfW (the “Issuer”).

This Global Certificate represents five hundred thousand notes in the principal amount of U.S.$ 1,000 each (the “Notes”). It has been issued by the Issuer as a registered global certificate to Cede & Co., as nominee of DTC, and been deposited in the DTC depositary and clearing system in order to permit delivery and transfer of Notes in book-entry form without physical delivery of definitive certificates within that system. DTC and its successor, if any, as depositary for this Global Certificate shall herein also be referred to as the “Depositary”.

The Notes represented by this Global Certificate shall be evidenced by the records of the Depositary, which in turn shall be based on the register maintained by Deutsche Bank Trust Company Americas, a New York banking corporation (the “Register”), or any successor in such capacity appointed by the Issuer, acting as registrar (the “Registrar”) on behalf of the Issuer. In the case of any inconsistency between the Register and the records of the Depositary, the Register prevails, except in the case of manifest error.

The Issuer hereby undertakes to pay to Cede & Co., on the maturity date of the Notes, the principal sum of the Notes represented hereby and to pay interest on the principal sum represented hereby, all in accordance with the Terms and Conditions of the Notes (the “Conditions”) attached hereto.

This Global Certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary. Any transfer shall be effective only if registered upon the books maintained for that purpose by the Registrar.

The Conditions form part of this Global Certificate.

This Global Certificate is only valid if it has been provided with the manual authentication signature on behalf of the Registrar.

Frankfurt am Main, Federal Republic of Germany

• , 200 •

KfW

___________________ __________________

Authentication signature
for and on behalf of
Deutsche Bank Trust Company Americas,
as Registrar

Schedule 2C

German Language Version of the
FORM OF THE GLOBAL CERTIFICATES
[insert Designated Currency and principal amount of Global Certificate]

ISIN •	Common Code •
CUSIP •
No. R-•

KfW
Frankfurt am Main, Bundesrepublik Deutschland

• • • % Globalanleihe fällig •

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NAMENS-SAMMELSCHULDVERSCHREIBUNG
über einen Nennbetrag von

•
(• )

der • % Globalanleihe fällig • im Gesamtnennbetrag von • • (in Worten • ) der KfW (die “Emittentin”).

Diese Sammelschuldverschreibung verbrieft • Teilschuldverschreibungen im Nennbetrag von je • (die “Schuldverschreibungen”). Sie ist von der Emittentin als Namens-Sammelschuldverschreibung an Cede & Co. als Beauftragte der DTC begeben und in das Verwahr- und Clearingsystem der DTC zur Verwahrung eingeliefert worden, um die Lieferung und Übertragung von Schuldverschreibungen innerhalb dieses Systems im Buchungswege ohne Lieferung effektiver Stücke zu ermöglichen. DTC und deren etwaiger Nachfolger als Verwahrer dieser Sammelschuldverschreibung werden in dieser Urkunde auch als “Verwahrer” bezeichnet.

Die in dieser Sammelschuldverschreibung verbrieften Schuldverschreibungen ergeben sich aus den Unterlagen des Verwahrers, die ihrerseits beruhen auf dem Register der Deutsche Bank Trust Company Americas, einer Bankgesellschaft nach dem Recht des Staates New York (das “Register”), die als Registerstelle für die Emittentin fungiert, oder eines etwa von der Emittentin bestellten Nachfolgers in dieser Funktion (die “Registerstelle”). Im Falle von Unstimmigkeiten zwischen dem Register und den Unterlagen des Verwahrers ist das Register, außer im Falle eines offenkundigen Irrtums, maßgeblich.

Die Emittentin verpflichtet sich hiermit, nach Maßgabe der beigefügten Anleihebedingungen (die “Anleihebedingungen”) an Cede & Co. am Tag der Fälligkeit der Schuldverschreibungen den Kapitalbetrag der Schuldverschreibungen, die durch diese Urkunde verbrieft sind, zu zahlen und auf den in dieser Urkunde verbrieften Kapitalbetrag Zinsen zu zahlen.

Diese Sammelurkunde kann nur insgesamt übertragen werden, und zwar nur entweder von DTC auf einen Beauftragten der DTC, von einem Beauftragten der DTC auf DTC oder auf einen anderen Beauftragten der DTC oder von DTC oder einem solchen Beauftragten auf einen als Nachfolger der DTC fungierenden neuen Verwahrer oder einen Beauftragten eines solchen neuen Verwahrers. Die Übertragung ist nur wirksam, wenn sie in den zu diesem Zweck von der Registerstelle geführten Unterlagen vermerkt wird.

Die Anleihebedingungen sind Teil dieser Sammelschuldverschreibung.

Diese Sammelschuldverschreibung ist nur wirksam, wenn sie mit der im Namen der Registerstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.

Frankfurt am Main, Bundesrepublik Deutschland

• 200 •

KfW

__________________ ___________________

Kontrollunterschrift
(geleistet im Namen von
Deutsche Bank Trust Company Americas
als Registerstelle)

Schedule 2C

English Language Version of the
FORM OF THE GLOBAL CERTIFICATES
[insert Designated Currency and principal amount of Global Certificate]

ISIN •	Common Code •
CUSIP •
No. R-•

KfW
Frankfurt am Main, Federal Republic of Germany

• • • % Global Notes due •

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GLOBAL REGISTERED CERTIFICATE
representing a principal amount of
•
(• )

of the • • % Global Notes due • in the aggregate principal amount of • (• ), issued by KfW (the “Issuer”).

This Global Certificate represents five hundred thousand notes in the principal amount of • each (the “Notes”). It has been issued by the Issuer as a registered global certificate to Cede & Co., as nominee of DTC, and been deposited in the DTC depositary and clearing system in order to permit delivery and transfer of Notes in book-entry form without physical delivery of definitive certificates within that system. DTC and its successor, if any, as depositary for this Global Certificate shall herein also be referred to as the “Depositary”.

The Notes represented by this Global Certificate shall be evidenced by the records of the Depositary, which in turn shall be based on the register maintained by Deutsche Bank Trust Company Americas, a New York banking corporation (the “Register”), or any successor in such capacity appointed by the Issuer, acting as registrar (the “Registrar”) on behalf of the Issuer. In the case of any inconsistency between the Register and the records of the Depositary, the Register prevails, except in the case of manifest error.

The Issuer hereby undertakes to pay to Cede & Co., on the maturity date of the Notes, the principal sum of the Notes represented hereby and to pay interest on the principal sum represented hereby all in accordance with the Terms and Conditions of the Notes (the “Conditions”) attached hereto.

This Global Certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary. Any transfer shall be effective only if registered upon the books maintained for that purpose by the Registrar.

The Conditions form part of this Global Certificate.

This Global Certificate is only valid if it has been provided with the manual authentication signature on behalf of the Registrar.

Frankfurt am Main, Federal Republic of Germany

• , 200 •

KfW

___________________ __________________

Authentication signature
for and on behalf of
Deutsche Bank Trust Company Americas,
as Registrar

Schedule 3

FORM OF SUPPLEMENTAL AGENCY AGREEMENT

Supplement No.: • to the
Amended and Restated Agency Agreement
dated December 16, 2004 between
KfW (the “Issuer”),
Deutsche Bank Aktiengesellschaft (“Deutsche Bank”),
and Deutsche Bank Trust Company Americas (“DBTCA”),
as amended from time to time

This Agreement between the Issuer and [Deutsche Bank] [DBTCA] (the “Agent”) is in relation to the issue of debt securities (the “Issue”) identified below and supplemental to the above-referenced Amended and Restated Agency Agreement (the “Amended and Restated Agency Agreement”). The parties hereby reconfirm the terms and conditions of the Amended and Restated Agency Agreement and agree that the Issue shall be subject in all respects to such terms and conditions.

The term “Issue” means the [Euro] [USD] [Designated Currency] • • % Global [Bonds] [Notes] due • to be issued on • , 200 • which will be evidenced by the Global Certificates attached hereto in Annexes 1 and 2 and governed by the Terms and Conditions of the [Bonds] [Notes] attached hereto in Annex 3.

This Agreement constitutes an authorisation of the Agent to authenticate the Global Certificates.

KfW

_________________ ____________________

[DEUTSCHE BANK AKTIENGESELLSCHAFT

_________________ ____________________]

[DEUTSCHE BANK TRUST COMPANY AMERICAS

________________________________]

Dated: • , 200 •

Annex 1

[ATTACH GLOBAL CERTIFICATE — ENGLISH]

Annex 2

[ATTACH GLOBAL CERTIFICATE — GERMAN]

Annex 3

[ATTACH TERMS AND CONDITIONS AND UNOFFICIAL TRANSLATION THEREOF]